SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Variable Insurance Products Fund
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
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(4) Date Filed:

EQUITY-INCOME PORTFOLIO
GROWTH PORTFOLIO
HIGH INCOME PORTFOLIO
MONEY MARKET PORTFOLIO
OVERSEAS PORTFOLIO
VALUE PORTFOLIO
FUNDS OF
VARIABLE INSURANCE PRODUCTS FUND

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-5429

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, Money Market Portfolio, Overseas Portfolio, and Value Portfolio (the funds), will be held at an office of Variable Insurance Products Fund (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on November 17, 2004, at 10:15 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.

2. To elect a Board of Trustees.

3. To approve a new sub-advisory agreement among Fidelity Management & Research Company (FMR), Fidelity Management & Research (U.K.) Inc. (FMR U.K.), and Variable Insurance Products Fund on behalf of Equity-Income Portfolio and Growth Portfolio.

4. To approve a new sub-advisory agreement among FMR, Fidelity Management & Research (Far East) Inc. (FMR Far East) and Variable Insurance Products Fund on behalf of Equity-Income Portfolio and Growth Portfolio.

5. To approve a new amended and restated sub-advisory agreement between FMR Far East and Fidelity Investments Japan Limited (FIJ) for Equity-Income Portfolio and Growth Portfolio.

6. To approve a new master international research agreement between FMR and Fidelity International Investment Advisors (FIIA) on behalf of Equity-Income Portfolio and Growth Portfolio.

 7. To approve a new sub-research agreement between FIIA and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L) on behalf of Equity-Income Portfolio and Growth Portfolio.

8. To approve a new sub-research agreement between FIIA and FIJ on behalf of Equity-Income Portfolio and Growth Portfolio.

9. To amend Equity-Income Portfolio's, Growth Portfolio's, High Income Portfolio's, and Overseas Portfolio's fundamental investment limitation concerning borrowing.

10. To amend Equity-Income Portfolio's, Growth Portfolio's, High Income Portfolio's, Money Market Portfolio's, and Overseas Portfolio's fundamental investment limitation concerning lending.

The Board of Trustees has fixed the close of business on September 20, 2004 as the record date for the determination of the shareholders of each of the funds and classes, if applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

September 20, 2004

Your vote is important - please vote your shares promptly.

Any variable product owners, who have a voting interest in variable accounts holding shares of the trust, are invited to attend the Meeting in person. Any such person who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed proxy card or voting instruction form, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your voting interest may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD OR VOTING INSTRUCTION FORM

The following general rules for executing proxy cards or voting instruction forms may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card or voting instruction form properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card or voting instruction form. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
VARIABLE INSURANCE PRODUCTS FUND:
EQUITY-INCOME PORTFOLIO
GROWTH PORTFOLIO
HIGH INCOME PORTFOLIO
MONEY MARKET PORTFOLIO
OVERSEAS PORTFOLIO
VALUE PORTFOLIO

TO BE HELD ON NOVEMBER 17, 2004

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Variable Insurance Products Fund (the trust) to be used at the Special Meeting of Shareholders of Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, Money Market Portfolio, Overseas Portfolio, and Value Portfolio (the funds) and at any adjournments thereof (the Meeting), to be held on November 17, 2004 at 10:15 a.m. ET at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy or voting instruction form on or about September 20, 2004. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by each class of each fund provided the expenses do not exceed each class's existing voluntary expense cap as follows:

Fund Name	Expense Cap
Equity-Income Portfolio: Initial Class	1.00%
Equity-Income Portfolio: Service Class	1.10%
Equity-Income Portfolio: Service Class 2	1.25%
Equity-Income Portfolio: Service Class 2 R	1.25%
Growth Portfolio: Initial Class	1.00%
Growth Portfolio: Service Class	1.10%
Growth Portfolio: Service Class 2	1.25%
Growth Portfolio: Service Class 2 R	1.25%
High Portfolio: Initial Class	1.00%
High Portfolio: Initial Class R	1.00%
High Portfolio: Service Class	1.10%
High Portfolio: Service Class 2	1.25%
Money Market Portfolio: Service Class	0.45%
Money Market Portfolio: Service Class 2	0.60%
Overseas Portfolio: Initial Class	1.50%
Overseas Portfolio: Initial Class R	1.50%
Overseas Portfolio: Service Class	1.60%
Overseas Portfolio: Service Class R	1.60%
Overseas Portfolio: Service Class 2	1.25%
Overseas Portfolio: Service Class 2 R	1.75%
Value Portfolio: Initial Class	1.00%
Value Portfolio: Service Class	1.10%
Value Portfolio: Service Class 2	1.25%

Expenses exceeding each class's voluntary expense cap will be paid by FMR. The funds will reimburse insurance companies and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs are allocated among the funds based upon the number of shareholder accounts in each fund.

The following table summarizes the proposals applicable to each fund:

Proposal #	Proposal Description	Applicable Fund(s)	Page
1.	To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.	All Funds	<Click Here>
2.	To elect as Trustees the nominees presented in Proposal 2.	All Funds	<Click Here>
3.	To approve a new sub-advisory agreement among FMR, FMR U.K., and Variable Insurance Products Fund to provide investment advice and research services or investment management services.	Equity-Income Portfolio and Growth Portfolio	<Click Here>
4.	To approve a new sub-advisory agreement among FMR, FMR Far East, and Variable Insurance Products Fund to provide investment advice and research services or investment management services.	Equity-Income Portfolio and Growth Portfolio	<Click Here>
5.	To approve a new amended and restated sub-advisory agreement between FMR Far East and FIJ to provide investment advice and research services or investment management services.	Equity-Income Portfolio and Growth Portfolio	<Click Here>
6.	To approve a new master international research agreement between FMR and FIIA to provide investment advice and research services.	Equity-Income Portfolio and Growth Portfolio	<Click Here>
7.	To approve a new sub-research agreement between FIIA and FIIA(U.K.)L to provide investment advice and research services.	Equity-Income Portfolio and Growth Portfolio	<Click Here>
8.	To approve a new sub-research agreement between FIIA and FIJ to provide investment advice and research services.	Equity-Income Portfolio and Growth Portfolio	<Click Here>
9.	To amend the fundamental investment limitation concerning borrowing.	Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, and Overseas Portfolio	<Click Here>
10.	To amend the fundamental investment limitation concerning lending to clarify that acquisitions of loans, loan participations or other debt instruments are not considered lending.	Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, Money Market Portfolio, and Overseas Portfolio	<Click Here>

The principal business address of FMR, each fund's investment adviser and administrator, and FMR Co., Inc. (FMRC), sub-adviser to Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, Overseas Portfolio, and Value Portfolio is One Federal Street, Boston, Massachusetts 02110. The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), sub-adviser to Money Market Portfolio, is One Spartan Way, Merrimack, New Hampshire 03054. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 25 Lovat Lane, London, EC3R 8LL, England; Fidelity Management & Research (Far East) Inc. (FMR Far East), located at Shiroyama JT Mori Bldg. 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan; and Fidelity Investments Japan Limited (FIJ), located at Shiroyama JT Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo, Japan 105-6019 are also sub-advisers to High Income Portfolio, Overseas Portfolio, and Value Portfolio. Fidelity International Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), located at 25 Cannon Street, London EC4M 5TA, England are also sub-advisers to High Income Portfolio, Money Market Portfolio, Overseas Portfolio, and Value Portfolio.

If the enclosed proxy or voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy or voting instruction form or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy or voting instruction form, it will be voted FOR the matters specified on the proxy or voting instruction form. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, but insurance company variable accounts may vote all of their shares in the same proportion as the voting instructions actually received from variable product owners. See page <Click Here>.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each class of each fund of the trust issued and outstanding as of July 31, 2004 are indicated in the following table:

	Number of Shares
Equity-Income Portfolio: Initial Class	355,297,663
Equity-Income Portfolio: Service Class	47,392,287
Equity-Income Portfolio: Service Class 2	50,903,428
Equity-Income Portfolio: Service Class 2 R	170,904
Growth Portfolio: Initial Class	262,464,852
Growth Portfolio: Service Class	44,289,226
Growth Portfolio: Service Class 2	24,520,048
Growth Portfolio: Service Class 2 R	75,914
High Income Portfolio: Initial Class	196,194,671
High Income Portfolio: Initial Class R	11,587
High Income Portfolio: Service Class	49,950,062
High Income Portfolio: Service Class R	11,619
High Income Portfolio: Service Class 2	9,408,099
High Income Portfolio: Service Class 2 R	11,723
Money Market Portfolio: Initial Class	1,613,461,939
Money Market Portfolio: Service Class	39,875,306
Money Market Portfolio: Service Class 2	9,036,733
Overseas Portfolio: Initial Class	90,585,028
Overseas Portfolio: Initial Class R	5,422,405
Overseas Portfolio: Service Class	18,027,536
Overseas Portfolio: Service Class R	4,667,038
Overseas Portfolio: Service Class 2	14,741,735
Overseas Portfolio: Service Class 2 R	1,103,474
Value Portfolio: Initial Class	40,051
Value Portfolio: Service Class	99,407
Value Portfolio: Service Class 2	286,913

To the knowledge of the trust, substantial (5% or more) record ownership of each fund and class on July 31, 2004 was as follows:

Equity-Income Portfolio: Initial Class	Nationwide Insurance Enterprises	Columbus, OH	16.05%
Equity-Income Portfolio: Initial Class	ING	Hartford, CT	12.83%
Equity-Income Portfolio: Initial Class	Allmerica Financial Corp.	Worcester, MA	7.82%
Equity-Income Portfolio: Initial Class	GE Financial Assurance Holdings, Inc.	Richmond, VA	5.27%
Equity-Income Portfolio: Initial Class	Citigroup, Inc.	Hartford, CT	5.13%
Equity-Income Portfolio: Service Class 2	ING	West Chester, PA	17.26%
Equity-Income Portfolio: Service Class 2	Aegon USA Securities Inc.	Cedar Rapids, IA	13.55%
Equity-Income Portfolio: Service Class 2	Nationwide Insurance Enterprises	Columbus, OH	10.95%
Equity-Income Portfolio: Service Class 2	GE Financial Assurance Holdings, Inc.	Richmond, VA	10.94%
Equity-Income Portfolio: Service Class 2	Minnesota Mutual Companies, Inc.	Saint Paul, MN	8.87%
Equity-Income Portfolio: Service Class 2	LINCOLN	Fort Wayne, IN	8.80%
Equity-Income Portfolio: Service Class	Nationwide Insurance Enterprises	Columbus, OH	90.77%
Equity-Income Portfolio: Service Class	Guardian Insurance & Annuity Company, Inc.	Bethlehem, PA	5.83%
Equity-Income Portfolio: Service Class 2 R	Nationwide Insurance Enterprises	Columbus, OH	97.22%
Growth Portfolio: Initial Class	Nationwide Insurance Enterprises	Columbus, OH	16.05%
Growth Portfolio: Initial Class	ING	Hartford, CT	14.21%
Growth Portfolio: Initial Class	Citigroup, Inc.	Hartford, CT	7.64%
Growth Portfolio: Initial Class	Allmerica Financial Corp.	Worcester, MA	6.61%
Growth Portfolio: Service Class	Nationwide Insurance Enterprises	Columbus, OH	61.65%
Growth Portfolio: Service Class	LINCOLN	Fort Wayne, IN	10.04%
Growth Portfolio: Service Class	Massachusetts Mutual Group	Springfield, MA	6.93%
Growth Portfolio: Service Class	John Hancock Financial Services Group	San Francisco, CA	6.50%
Growth Portfolio: Service Class 2	ING	West Chester, PA	30.40%
Growth Portfolio: Service Class 2	Nationwide Insurance Enterprises	Columbus, OH	10.83%
Growth Portfolio: Service Class 2	Aegon USA Securities Inc.	Cedar Rapids, IA	9.97%
Growth Portfolio: Service Class 2	Sun Life Financial	Boston, MA	8.67%
Growth Portfolio: Service Class 2	GE Financial Assurance Holdings, Inc.	Richmond, VA	7.87%
Growth Portfolio: Service Class 2	LINCOLN	Fort Wayne, IN	6.68%
Growth Portfolio: Service Class 2 R	Nationwide Insurance Enterprises	Columbus, OH	95.75%
High Income Portfolio: Initial Class	Nationwide Insurance Enterprises	Columbus, OH	22.79%
High Income Portfolio: Initial Class	Allmerica Financial Corp.	Worcester, MA	15.49%
High Income Portfolio: Initial Class	American United Life Insurance Company	Indianapolis, IN	6.41%
High Income Portfolio: Initial Class R	Fidelity Investments	Boston, MA	100.00%
High Income Portfolio: Service Class	Nationwide Insurance Enterprises	Columbus, OH	90.21%
High Income Portfolio: Service Class R	Fidelity Investments	Boston, MA	100.00%
High Income Portfolio: Service Class 2	Nationwide Insurance Enterprises	Columbus, OH	34.41%
High Income Portfolio: Service Class 2	Ameritas Financial Services	Lincoln, NE	15.42%
High Income Portfolio: Service Class 2	Allmerica Financial Corp.	Worcester, MA	13.66%
High Income Portfolio: Service Class 2	Western Southern Group	Louisville, KY	11.71%
High Income Portfolio: Service Class 2	FBL Financial Group	West Des Moines, IA	5.50%
High Income Portfolio: Service Class 2 R	Fidelity Investments	Boston, MA	99.97%
Money Market Portfolio: Initial Class	American International Group	New York, NY	12.69%
Money Market Portfolio: Initial Class	Allstate Corporation	Lincoln, NE	5.58%
Money Market Portfolio: Service Class	Sun Life Financial	Boston, MA	84.19%
Money Market Portfolio: Service Class	LINCOLN	Fort Wayne, IN	15.08%
Money Market Portfolio: Service Class 2	Allstate Corporation	Lincoln, NE	60.94%
Money Market Portfolio: Service Class 2	Great West Life	Englewood, CO	14.40%
Money Market Portfolio: Service Class 2	Aegon USA Securities Inc.	Cedar Rapids, IA	12.10%
Money Market Portfolio: Service Class 2	The Hartford Financial Group, Inc.	Hartford, CT	9.70%
Overseas Portfolio: Initial Class	Nationwide Insurance Enterprises	Columbus, OH	16.82%
Overseas Portfolio: Initial Class	Metropolitan Life Insurance Company	Boston, MA	10.87%
Overseas Portfolio: Initial Class	ING	Hartford, CT	6.74%
Overseas Portfolio: Initial Class	Allmerica Financial Corp.	Worcester, MA	6.15%
Overseas Portfolio: Initial Class	GE Financial Assurance Holdings, Inc.	Richmond, VA	5.83%
Overseas Portfolio: Initial Class	American United Life Insurance Company	Indianapolis, IN	5.19%
Overseas Portfolio: Initial Class R	Nationwide Insurance Enterprises	Columbus, OH	61.02%
Overseas Portfolio: Initial Class R	Nationwide Insurance Enterprises	Newark, DE	8.54%
Overseas Portfolio: Service Class	Nationwide Insurance Enterprises	Columbus, OH	44.64%
Overseas Portfolio: Service Class	American Express Financial Services	Minneapolis, MN	36.04%
Overseas Portfolio: Service Class	John Hancock Financial Services Group	San Francisco, CA	11.12%
Overseas Portfolio: Service Class R	Nationwide Insurance Enterprises	Columbus, OH	99.85%
Overseas Portfolio: Service Class 2	American Express Financial Services	Minneapolis, MN	56.50%
Overseas Portfolio: Service Class 2	LINCOLN	Fort Wayne, IN	18.68%
Overseas Portfolio: Service Class 2	Nationwide Insurance Enterprises	Columbus, OH	8.47%
Overseas Portfolio: Service Class 2 R	Nationwide Insurance Enterprises	Columbus, OH	99.51%
Value Portfolio: Initial Class	Fidelity Investments	Boston, MA	75.38%
Value Portfolio: Initial Class	Minnesota Mutual Companies, Inc.	Saint Paul, MN	24.58%
Value Portfolio: Service Class	Nationwide Insurance Enterprises	Columbus, OH	69.69%
Value Portfolio: Service Class	Fidelity Investments	Boston, MA	30.34%
Value Portfolio: Service Class 2	Nationwide Insurance Enterprises	Columbus, OH	49.74%
Value Portfolio: Service Class 2	AXA Group	New York, NY	36.26%
Value Portfolio: Service Class 2	Fidelity Investments	Boston, MA	14.02%

To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on September 20, 2004 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

Shares of the trust are currently sold only to life insurance companies. Each company holds its shares in a separate account (the Variable Account), which serves as the funding vehicle for its variable insurance products. In accordance with its view of present applicable law, each company will vote its shares held in its respective Variable Account at the Special Meeting of Shareholders in accordance with instructions received from persons having a voting interest in the Variable Account. Those persons who have a voting interest at the close of business on September 20, 2004, will be entitled to submit instructions to their company.

Fund shares held in a Variable Account for which no timely instructions are received will be voted by the companies in proportion to the voting instructions that are received with respect to all contracts participating in a Variable Account. Voting instructions to abstain on any item to be voted upon will reduce the votes eligible to be cast.

Accordingly, if you wish to vote, you should complete the enclosed proxy card or voting instruction form as a participant in a Variable Account. All forms which are properly executed and received prior to the Meeting, and which are not revoked, will be voted as described above. If the enclosed voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to the Meeting by written notification received by your company, by execution of a later-dated form received by your company, or by attending the Meeting and voting in person.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If you need additional copies of this Proxy Statement, please contact your Insurance Company Representative. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, please contact your Insurance Company Representative.

For a free copy of each fund's annual report for the fiscal year ended December 31, 2003 and semiannual report for the fiscal period ended June 30, 2004 call 1-800-544-5429 or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the entire trust. Approval of Proposal 2 requires the affirmative vote of a plurality of the shares of the entire trust voted in person or by proxy at the Meeting. Approval of Proposals 3 through 10 requires the affirmative vote of a "majority of the outstanding voting securities" of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

1. TO AMEND THE DECLARATION OF TRUST TO ALLOW THE BOARD OF TRUSTEES, IF PERMITTED BY APPLICABLE LAW, TO AUTHORIZE FUND MERGERS WITHOUT SHAREHOLDER APPROVAL.

The Securities and Exchange Commission (SEC) has recently changed the rules for mutual fund mergers to reduce the need for affiliated funds to incur the expense of soliciting proxies when a merger does not raise significant issues for shareholders - for example, merging two small Fidelity funds, with the same portfolio manager, the same investment principles and the same fee structures in order to achieve economies of scale and thereby reduce fund expenses borne by shareholders. The rules still require the board of trustees (including a majority of non-interested trustees) to determine that any merger is in the best interest of the affiliated funds and will not dilute the interest of their existing shareholders. The new SEC rules also require shareholder approval by the acquired affiliated fund for mergers that could have a material impact on a shareholder, like changing a fundamental investment policy or increasing fund expenses (see below).

The fund's current Declaration of Trust was drafted to be consistent with the old SEC rules which required approval of all mergers between affiliated funds by the shareholders of the fund to be acquired. You are being asked now to approve an amendment to the Declaration of Trust (Article XII, Section 4.3), consistent with the new affiliated fund merger rules, to permit the Trustees in limited circumstances to authorize a fund's or class's merger or consolidation with, or sale of a fund's or class's assets to, another operating mutual fund without a shareholder vote. You are not being asked to approve any fund mergers at this time.

Shareholders have the right to vote on any Declaration of Trust amendment affecting their right to vote or on any matter submitted to the shareholders by the Trustees. On April 15, 2004, the Trustees approved the proposed amendment and also authorized its submission to the trust's shareholders for their approval at this Meeting.

The amendment will give the Trustees more flexibility and, subject to applicable requirements of Federal law, namely the 1940 Act, and Massachusetts law, broader authority to act. The amendment will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests. Before using any new flexibility that the proposed amendment may afford, the Trustees must first consider the shareholders' interests and then act in accordance with such interests. Shareholders of an acquired affiliated fund will still be required to approve a merger that would result in a change of a fundamental investment policy, a material change to the terms of an investment management contract, the institution of, or an increase in, a 12b-1 fee or where the board of trustees of the surviving fund does not have a majority of non-interested trustees who were elected by the acquired fund's shareholders. Shareholder approval will also continue to be required for all mergers of non-affiliated funds.

Article XII, Section 4.3 of the Declaration of Trust addresses mergers, consolidations, and sales of fund assets. If approved, Article XII, Section 4.3 will be amended as follows (new language is underlined; language to be deleted is [bracketed]):

ARTICLE XII
MISCELLANEOUS

Section 4.3. Merger, Consolidation, and Sale of Assets. Subject to applicable Federal and state law and except as otherwise provided in Section 4.4 below, the Trust or any Series or Class thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or a portion of the Trust property or Trust property allocated or belonging to such Series or Class, including its good will, upon such terms and conditions and for such consideration when and as authorized by the Trustees without the vote or consent of Shareholders [at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series or Class, as the case may be]. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

Section 4.4. Incorporation; Reorganization. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or belonging to such Series or Class or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series or Class to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto or any Series or Class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series or Class thereof sells, conveys, or transfers all or a portion of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amended Declaration of Trust will become effective upon shareholder approval. If the proposal is not approved by shareholders of the trust, Article XII, Section 4.3 of the Declaration of Trust will remain unchanged.

2. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Declaration of Trust of the trust, the Trustees have determined that the number of Trustees shall be fixed at 14. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval, unless he or she is proposed to begin service at a later date. It is proposed that Dennis J. Dirks and Cornelia M. Small begin serving as Trustee on or about January 1, 2005, replacing Ralph F. Cox and Donald J. Kirk, who are scheduled to retire at the end of 2004.

Except for Mr. Dirks and Ms. Small, all nominees named below are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. Laura B. Cronin, George H. Heilmeier, and Robert L. Reynolds were selected by the trust's Governance and Nominating Committee (see page <Click Here>) and were appointed to the Board on March 1, 2003, January 1, 2004, and March 1, 2003, respectively. Mr. Dirks and Ms. Small are currently Members of the Advisory Board of the trust. Mr. Dirks and Ms. Small were selected by the trust's Governance and Nominating Committee and were appointed as Members of the Advisory Board on July 1, 2004 and January 1, 2004, respectively.

Except for William O. McCoy, Mr. Dirks, and Ms. Small, each of the nominees oversees 293 funds advised by FMR or an affiliate. Mr. McCoy oversees 295 funds advised by FMR or an affiliate. Mr. Dirks and Ms. Small do not currently serve as Trustees of any fund advised by FMR or an affiliate; Mr. Dirks and Ms. Small are currently Members of the Advisory Board of each Fidelity fund.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each nominee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation**
Edward C. Johnson 3d (74)***

Year of Election or Appointment: 1981

Trustee of Variable Insurance Products Fund. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)***

Year of Election or Appointment: 2001

Trustee of Variable Insurance Products Fund. Senior Vice President of Equity-Income Portfolio (2001), Growth Portfolio (2001), High Income Portfolio (2001), Money Market Portfolio (2001), Overseas Portfolio (2001), and Value Portfolio (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Trustee of Variable Insurance Products Fund. Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Trustee of Variable Insurance Products Fund. Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

*** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Non-Interested Nominees:

Correspondence intended for each non-interested nominee (that is, the nominees other than the interested nominees) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
J. Michael Cook (61)**

Year of Election or Appointment: 2001

Trustee of Variable Insurance Products Fund. Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)***

Year of Election or Appointment: 1991

Trustee of Variable Insurance Products Fund. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Dennis J. Dirks (56)+

Year of Election or Appointment to the Advisory Board: 2004

Member of the Advisory Board of Variable Insurance Products Fund. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (60)

Year of Election or Appointment: 1997

Trustee of Variable Insurance Products Fund. Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Trustee of Variable Insurance Products Fund. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)***

Year of Election or Appointment: 1987

Trustee of Variable Insurance Products Fund. Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Trustee of Variable Insurance Products Fund. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Trustee of Variable Insurance Products Fund. Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Trustee of Variable Insurance Products Fund. Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Trustee of Variable Insurance Products Fund. Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)+

Year of Election or Appointment to the Advisory Board: 2004

Member of the Advisory Board of Variable Insurance Products Fund. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Trustee of Variable Insurance Products Fund. Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

** Mr. Cook has advised the Board of Trustees that he intends to resign effective on or about December 31, 2004 to pursue other opportunities.

*** Scheduled to retire at the end of 2004 in accordance with policy that each non-interested Trustee retire no later than the last day of the calendar year in which his or her 72nd birthday occurs.

+ Nominated to serve as Trustee effective on or about January 1, 2005 following the retirement of Ralph F. Cox and Donald J. Kirk.

As of July 31, 2004 the nominees, Trustees and officers of the trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. The Advisory Board Members hold office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

The trust's Board, which is currently composed of four interested and 10 non-interested Trustees, met 11 times during the fiscal year ended December 31, 2003. It is expected that the Trustees will meet at least 11 times a year at regularly scheduled meetings. For additional information on the committees of the funds' Trustees, refer to the section entitled "Standing Committees of the Funds' Trustees" beginning on page <Click Here>.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in each fund and in all funds in the aggregate within the same fund family overseen by the nominee as of June 30, 2004.

Interested Nominees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Abigail P. Johnson	Laura B. Cronin	Robert L. Reynolds
Equity-Income Portfolio	none	none	none	none
Growth Portfolio	none	none	none	none
High Income Portfolio	none	none	none	none
Money Market Portfolio	none	none	none	none
Overseas Portfolio	none	none	none	none
Value Portfolio	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
Non-Interested Nominees
DOLLAR RANGE OF FUND SHARES	J. Michael Cook	Ralph F. Cox	Dennis J. Dirks	Robert M. Gates	George H. Heilmeier	Donald J. Kirk
Equity-Income Portfolio	none	none	none	none	none	none
Growth Portfolio	none	none	none	none	none	none
High Income Portfolio	none	none	none	none	none	none
Money Market Portfolio	none	none	none	none	none	none
Overseas Portfolio	none	none	none	none	none	none
Value Portfolio	none	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann	William O. McCoy	Cornelia M. Small	William S. Stavropoulos
Equity-Income Portfolio	none	none	none	none	none	none
Growth Portfolio	none	none	none	none	none	none
High Income Portfolio	none	none	none	none	none	none
Money Market Portfolio	none	none	none	none	none	none
Overseas Portfolio	none	none	none	none	none	none
Value Portfolio	none	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	$10,001 - $50,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended December 31, 2003.

Compensation Table*
AGGREGATE COMPENSATION FROM A FUND	J. Michael Cook	Ralph F. Cox	Phyllis Burke Davis**	Dennis J. Dirks***	Robert M. Gates	George H. Heilmeier ****	Donald J. Kirk
Equity-Income PortfolioC	$ 2,772	$ 2,852	$ 2,740	$ 0	$ 2,837	$ 2,311	$ 2,856
Growth PortfolioD	$ 2,917	$ 3,002	$ 2,882	$ 0	$ 2,986	$ 2,438	$ 3,006
High Income Portfolio	$ 566	$ 582	$ 559	$ 0	$ 579	$ 483	$ 582
Money Market Portfolio	$ 815	$ 840	$ 806	$ 0	$ 835	$ 659	$ 835
Overseas PortfolioE	$ 459	$ 472	$ 453	$ 0	$ 470	$ 385	$ 474
Value Portfolio	$ 1	$ 1	$ 1	$ 0	$ 1	$ 1	$ 1
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 253,500	$ 261,000	$ 250,500	$ 0	$ 259,500	$ 212,000	$ 261,000
AGGREGATE COMPENSATION FROM A FUND	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann	William O. McCoy	Cornelia M. Small*****	William S. Stavropoulos
Equity-Income PortfolioC	$ 2,822	$ 2,807	$ 3,544	$ 2,854	$ 0	$ 2,773
Growth PortfolioD	$ 2,970	$ 2,954	$ 3,732	$ 3,003	$ 0	$ 2,918
High Income Portfolio	$ 575	$ 572	$ 724	$ 582	$ 0	$ 566
Money Market Portfolio	$ 828	$ 822	$ 1,036	$ 839	$ 0	$ 813
Overseas PortfolioE	$ 468	$ 465	$ 588	$ 473	$ 0	$ 459
Value Portfolio	$ 1	$ 1	$ 1	$ 1	$ 0	$ 1
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 258,000	$ 256,500	$ 324,000	$ 298,500B	$ 0	$ 253,500

* Edward C. Johnson 3d, Abigail P. Johnson, Laura B. Cronin, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

** Ms. Davis served on the Board of Trustees through December 31, 2003.

*** Effective July 1, 2004, Mr. Dirks serves as a Member of the Advisory Board.

**** During the period from March 1, 2003 through December 31, 2003, Dr. Heilmeier served as a Member of the Advisory Board. Effective January 1, 2004, Dr. Heilmeier serves as a Member of the Board of Trustees.

***** Effective January 1, 2004, Ms. Small serves as a Member of the Advisory Board.

A Information is for the calendar year ended December 31, 2003 for 293 funds of 57 trusts in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2003, the Trustees accrued required deferred compensation from the funds as follows: J. Michael Cook, $111,000; Ralph F. Cox, $111,000; Phyllis Burke Davis, $111,000; Robert M. Gates, $111,000; Donald J. Kirk, $111,000; Marie L. Knowles, $111,000; Ned C. Lautenbach, $111,000; Marvin L. Mann, $141,000; William O. McCoy, $111,000; and William S. Stavropoulos, $111,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: J. Michael Cook, $35,316.47; Ralph F. Cox, $35,316.47; Phyllis Burke Davis, $44,989.93; Ned C. Lautenbach, $44,989.93; and William O. McCoy, $82,489.93.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as a non-interested Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2003, Mr. McCoy voluntarily elected to defer $37,500.

C Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each non-interested Trustee are as follows: J. Michael Cook, $1,727; Ralph F. Cox, $1,727; Phyllis Burke Davis, $1,727; Robert M. Gates, $1,727; Donald J. Kirk, $1,727; Marie L. Knowles, $1,727; Ned C. Lautenbach, $1,727; Marvin L. Mann, $2,194; William O. McCoy, $1,727; and William S. Stavropoulos, $1,727. Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: J. Michael Cook, $700; Ralph F. Cox, $700; Phyllis Burke Davis, $700; Ned C. Lautenbach, $700; and William O. McCoy, $700.

D Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each non-interested Trustee are as follows: J. Michael Cook, $1,817; Ralph F. Cox, $1,817; Phyllis Burke Davis, $1,817; Robert M. Gates, $1,817; Donald J. Kirk, $1,817; Marie L. Knowles, $1,817; Ned C. Lautenbach, $1,817; Marvin L. Mann, $2,308; William O. McCoy, $1,817; and William S. Stavropoulos, $1,817. Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: J. Michael Cook, $737; Ralph F. Cox, $737; Phyllis Burke Davis, $737; Ned C. Lautenbach, $737; and William O. McCoy, $737.

E Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each non-interested Trustee are as follows: J. Michael Cook, $286; Ralph F. Cox, $286; Phyllis Burke Davis, $286; Robert M. Gates, $286; Donald J. Kirk, $286; Marie L. Knowles, $286; Ned C. Lautenbach, $286; Marvin L. Mann, $363; William O. McCoy, $286; and William S. Stavropoulos, $286. Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: J. Michael Cook, $116; Ralph F. Cox, $116; Phyllis Burke Davis, $116; Ned C. Lautenbach, $116; and William O. McCoy, $116.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

OVERVIEW OF PROPOSALS 3 THROUGH 8

Proposals 3 through 8 present new foreign sub-advisory agreements (Proposed Agreements) for Equity-Income Portfolio and Growth Portfolio. If the Proposed Agreements are approved, these funds will have the same foreign sub-advisory arrangements that have become standard for other Fidelity equity funds.

FMR, the funds' investment advisor, has a number of affiliates that provide sub-advisory services to mutual funds. These affiliates' offices are geographically dispersed around the world. FMR's affiliated foreign sub-advisers include FMR U.K., FMR Far East, FIJ, FIIA, and FIIA(U.K.)L.

FMR believes it is desirable to enter into agreements with these affiliated foreign sub-advisers with respect to the Funds. Using affiliated foreign sub-advisers provides FMR increased flexibility in the assignment of portfolio managers and gives the Fidelity funds access to managers located abroad who may have more specialized expertise with respect to local companies and markets. In addition, FMR believes funds and shareholders may benefit from the ability of FMR, through foreign sub-advisers, to execute portfolio transactions from points abroad that are physically closer to foreign issuers and the primary markets in which their securities are traded. FMR believes that through arrangements with its affiliated foreign sub-advisers, funds may participate more readily in full trading sessions on foreign exchanges, and may be positioned to react more quickly to changing foreign market conditions.

Since 1997, standard foreign sub-advisory arrangements with FMR U.K. and FMR Far East have been adopted by Fidelity equity funds. New Fidelity equity funds since 1997 have adopted these foreign sub-advisory arrangements prior to commencement, and equity funds in existence before 1997 have asked shareholders to approve the new arrangements. Since Equity-Income Portfolio and Growth Portfolio commenced operations before 1997 (in 1986) the funds need shareholder approval in order to adopt these standard agreements with FMR U.K. and FMR Far East.

In 2001, all Fidelity equity funds that had existing sub-advisory arrangements with FMR Far East were made parties to a new sub-advisory agreement between FMR Far East and FIJ. In 2003, all Fidelity equity funds that had existing foreign sub-advisory arrangements with FMR Far East and FMR U.K. were made parties to sub-advisory agreements between FMR and FIIA, FIIA and FIIA(U.K.)L, and FIIA and FIJ.

Unlike the agreements with FMR U.K. and FMR Far East, the sub-advisory arrangements entered into on behalf of Fidelity's equity funds in 2001 and 2003 did not require shareholder approval for funds that had previously existing foreign sub-advisory arrangements. Instead, consistent with SEC staff positions that shareholder approval is not required for certain sub-adviser restructurings when there is no increase in fund fees or change in the identity of the individuals providing sub-advisory services, these funds appointed FIJ, FIIA, and FIIA(U.K.)L as sub-advisers without shareholder approval. Equity-Income Portfolio and Growth Portfolio, the only two publicly offered Fidelity equity funds without foreign sub-advisory arrangements in place at the time, were unable to appoint FIJ, FIIA, and FIIA(U.K.)L.

As detailed in proposals 3 through 8, FMR proposes that Equity-Income Portfolio and Growth Portfolio adopt the Proposed Agreements among FMR, the trust, FMR U.K., FMR Far East, FIJ, FIIA, and FIIA(U.K.)L. If approved, each fund will have the standard array of foreign sub-advisory arrangements available to Fidelity equity funds. At a meeting on April 15, 2004, the Board of Trustees of the funds, including all non-interested Trustees, approved the Proposed Agreements and recommended that shareholders of each fund approve the Proposed Agreements. It is important to note that while you are being asked to approve new agreements, the Proposed Agreements will not result in increased fund fees.

As described below, Proposal 5 is contingent upon shareholder approval of Proposal 4 and Proposals 7 and 8 are contingent upon shareholder approval of Proposal 6.

3. TO APPROVE A NEW SUB-ADVISORY AGREEMENT AMONG FMR, FMR U.K., AND VARIABLE INSURANCE PRODUCTS FUND ON BEHALF OF EQUITY-INCOME PORTFOLIO AND GROWTH PORTFOLIO.

In conjunction with its portfolio management responsibilities on behalf of each fund, FMR proposes that shareholders of each fund approve a sub-advisory agreement (Proposed Agreement) among FMR, FMR U.K., and the trust on behalf of the fund. Each fund's Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR U.K., but also would permit FMR to grant FMR U.K. investment management authority if FMR believes it would be beneficial to the fund and its shareholders. Because FMR would pay all of FMR U.K.'s fees, the Proposed Agreement would not affect the fees paid by either fund to FMR.

On April 15, 2004, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. For details regarding the Board's considerations, please see the section entitled "Matters Considered by the Board" beginning on page <Click Here>. A copy of the Proposed Agreement for each fund is attached to this proxy statement as Exhibit 2.

FMR U.K. is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers or other sources.

FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and private accounts that invest in securities of issuers throughout the world. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K., FMR Far East, FIJ, FIIA, and FIIA(U.K.)L" on page <Click Here>.

Under each fund's Proposed Agreement, FMR U.K. could act as an investment consultant to FMR and could supply FMR with such investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. would provide investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in Europe. Under each fund's Proposed Agreement with FMR U.K., FMR, not the fund, would pay FMR U.K.'s fee equal to 110% of its costs incurred for providing investment advice and research services.

Under each fund's Proposed Agreement, FMR could also grant investment management authority with respect to all or a portion of the fund's assets to FMR U.K. If FMR U.K. were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR U.K. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of the fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of each fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.

Each fund's Proposed Agreement would not increase the fees paid to FMR by each fund. To the extent that FMR granted investment management authority to FMR U.K., FMR, not the fund, would pay FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management.

If approved by shareholders, each fund's Proposed Agreement would take effect on December 1, 2004 (or, if later, the first day of the first month following approval) and would continue in force until July 31, 2005 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.

Each fund's Proposed Agreement could be transferred to a successor of FMR U.K. without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities laws and regulations. Each fund's Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and each fund's Proposed Agreement would terminate automatically in the event of its assignment.

Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees, including the non-Interested Trustees, concluded that the proposal will benefit each fund and its shareholders. The Board of Trustees, including the non-Interested Trustees, voted to approve the submission of the Proposed Agreement to shareholders of each fund and recommends that shareholders of each fund vote FOR the Proposed Agreement. If the Proposed Agreement is approved by shareholders of each fund, the Proposed Agreement will take effect on the first day of the first month following approval. If the Proposed Agreement is not approved by shareholders of each fund, FMR will consider alternative means of obtaining the investment services to be provided under the Proposed Agreement.

4. TO APPROVE A NEW SUB-ADVISORY AGREEMENT AMONG FMR, FMR FAR EAST, AND VARIABLE INSURANCE PRODUCTS FUND ON BEHALF OF EQUITY-INCOME PORTFOLIO AND GROWTH PORTFOLIO.

In conjunction with its portfolio management responsibilities on behalf of each fund, FMR proposes that shareholders of each fund approve a sub-advisory agreement (Proposed Agreement) among FMR, FMR Far East, and the trust on behalf of the fund. Each fund's Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority if FMR believes it would be beneficial to the fund and its shareholders. Because FMR would pay all of FMR Far East's fees, each fund's Proposed Agreement would not affect the fees paid by either fund to FMR.

On April 15, 2004, the Board of Trustees agreed to submit each fund's Proposed Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. For details regarding the Board's considerations, please see the section entitled "Matters Considered by the Board" beginning on page <Click Here>. A copy of the Proposed Agreement for each fund is attached to this proxy statement as Exhibit 3.

FMR Far East is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers or other sources.

FMR Far East may also provide investment advisory and management services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client is FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K., FMR Far East, FIJ, FIIA, and FIIA(U.K.)L" on page <Click Here>.

Under each fund's Proposed Agreement, FMR Far East could act as an investment consultant to FMR and could supply FMR with such investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East would provide investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in the Far East. Under the Proposed Agreement with FMR Far East, FMR, not the fund, would pay FMR Far East's fee equal to 105% of its costs incurred for providing investment advice and research services. If this proposal is approved, FMR Far East, will in turn, enter into an agreement with FIJ, a wholly-owned subsidiary of FIL, to provide such investment research and portfolio management advice as FMR Far East reasonably requests. FMR Far East, not the fund, pays FIJ a sub-advisory fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services.

Under each fund's Proposed Agreement, FMR could also grant investment management authority with respect to all or a portion of the fund's assets to FMR Far East. If FMR Far East were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR Far East with respect to all or a portion of the fund's assets, FMR Far East would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, each fund's Proposed Agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of each fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.

Each fund's Proposed Agreement would not increase the fees paid to FMR by each fund. To the extent that FMR granted investment management authority to FMR Far East, FMR, not the fund, would pay FMR Far East a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed on a discretionary basis by FMR Far East.

If approved by shareholders, each fund's Proposed Agreement would take effect on December 1, 2004 (or, if later, the first day of the first month following approval) and would continue in force until July 31, 2005 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.

Each fund's Proposed Agreement could be transferred to a successor of FMR Far East without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities laws and regulations. Each fund's Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and each fund's Proposed Agreement would terminate automatically in the event of its assignment.

Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees, including the non-Interested Trustees, concluded that the proposal will benefit each fund and its shareholders. The Board of Trustees, including the non-Interested Trustees, voted to approve the submission of the Proposed Agreement to shareholders of each fund and recommends that shareholders of each fund vote FOR the Proposed Agreement. If the Proposed Agreement is approved by shareholders of each fund, the Proposed Agreement will take effect on the first day of the first month following approval. If the Proposed Agreement is not approved by shareholders of each fund, FMR will consider alternative means of obtaining the investment services to be provided under the Proposed Agreement.

5. TO APPROVE A NEW AMENDED AND RESTATED SUB-ADVISORY AGREEMENT BETWEEN FMR FAR EAST AND FIJ FOR EQUITY-INCOME PORTFOLIO AND GROWTH PORTFOLIO.

In conjunction with its portfolio management responsibilities on behalf of each fund, FMR proposes that shareholders of each fund approve an amended and restated sub-advisory agreement (Proposed Agreement) between FMR Far East and FIJ on behalf of the fund. Each fund's Proposed Agreement would allow FMR and FMR Far East not only to receive investment advice and research services from FIJ, but also would permit FMR Far East to delegate to FIJ investment management authority with respect to either Fund if FMR or FMR Far East believes it would be beneficial to either fund and its shareholders. Because FMR Far East would pay all of FIJ's fees, the Proposed Agreement would not affect the fees paid by either fund to FMR.

On April 15, 2004, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. For details regarding the Board's considerations, please see the section entitled "Matters Considered by the Board" beginning on page <Click Here>. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 4.

FIJ is a wholly-owned subsidiary of FIL established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers or other sources.

FIJ may also provide investment advisory and management services to FMR and FMR Far East with respect to other investment companies for which they serve as investment adviser, and to other clients. For more information on FIJ, see the section entitled "Activities and Management of FMR U.K., FMR Far East, FIJ, FIIA, and FIIA(U.K.)L" on page <Click Here>.

Under each fund's Proposed Agreement, FIJ could act as an investment consultant to FMR or FMR Far East and could supply FMR or FMR Far East with such investment research information and portfolio management advice as FMR Far East reasonably requests on behalf of each fund. FIJ would provide investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in Japan (and other Asian companies as FMR Far East may request from time to time). Under each fund's Proposed Agreement with FIJ, FMR Far East, not the fund, would pay FIJ's fee equal to 100% of its costs incurred for providing investment advice and research services.

Under each fund's Proposed Agreement, FMR Far East could also delegate investment management authority with respect to a portion of the fund's assets to FIJ. If FIJ were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR or FMR Far East, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR, FMR Far East or FIJ. If FMR Far East delegates investment management authority to FIJ with respect to a portion of the fund's assets, FIJ would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR, FMR Far East and the Board of Trustees.

Each fund's Proposed Agreement would not increase the fees paid to FMR by each fund. To the extent that FMR Far East delegated investment management authority to FIJ, FMR Far East, not the fund, would pay FIJ a fee equal to 100% of its costs incurred in connection with providing investment advice and research services for each fund to FMR or FMR Far East.

If approved by shareholders, each fund's Proposed Agreement would take effect on December 1, 2004 (or, if later, the first day of the first month following approval) and would continue in force until July 31, 2005 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.

Each fund's Proposed Agreement could be transferred to a successor of FIJ without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities laws and regulations. Each fund's Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and each fund's Proposed Agreement would terminate automatically in the event of its assignment.

Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees, including the non-Interested Trustees, concluded that the proposal will benefit each fund and its shareholders. The Board of Trustees, including the non-Interested Trustees, voted to approve the submission of the Proposed Agreement to shareholders of each fund and recommends that shareholders of each fund vote FOR the Proposed Agreement.

Approval of this proposal is contingent upon shareholder approval of Proposal 4. If this proposal and Proposal 4 are approved, each fund's Proposed Agreement will take effect on the first day of the first month following shareholder approval. If the proposal is not approved, FMR will consider alternative means of obtaining the investment services to be provided under the Proposed Agreement.

6. TO APPROVE A NEW MASTER INTERNATIONAL RESEARCH AGREEMENT BETWEEN FMR AND FIIA ON BEHALF OF EQUITY-INCOME PORTFOLIO AND GROWTH PORTFOLIO.

In conjunction with its portfolio management responsibilities on behalf of each fund, FMR proposes that shareholders of each fund approve a master international research agreement (Proposed Agreement) between FMR and FIIA on behalf of the fund. Each fund's Proposed Agreement would allow FMR to receive investment advice and research services from FIIA. Because FMR would pay all of FIIA's fees, the Proposed Agreement would not affect the fees paid by either fund to FMR.

On April 15, 2004, the Board of Trustees agreed to submit each fund's Proposed Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. For details regarding the Board's considerations, please see the section entitled "Matters Considered by the Board" beginning on page <Click Here>. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 5.

FIIA is a wholly-owned subsidiary of Fidelity International Limited (FIL) established in 1983 to provide investment research to FIL with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers or other sources.

FIIA may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. FIL is an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and private accounts investing in securities of issuers throughout the world. For more information on FIIA, see the section entitled "Activities and Management of FMR U.K., FMR Far East, FIJ, FIIA, and FIIA(U.K.)L" on page <Click Here>.

Under each fund's Proposed Agreement, FIIA could act as an investment consultant to FMR and could supply FMR with such investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIIA would provide investment advice and research services with respect to issuers located outside of the United States and Canada. Under each fund's Proposed Agreement with FIIA, FMR, not the fund, would pay FIIA's fee for providing investment advice and research services.

Each fund's Proposed Agreement would not increase the fees paid to FMR by each fund. To the extent that FMR received international investment advice and research services from FIIA, FMR, not the fund, would pay FIIA an amount based on each fund's international net assets relative to the international assets of other registered investment companies with which FMR has management contracts.

If approved by shareholders, each fund's Proposed Agreement would take effect on December 1, 2004 (or, if later, the first day of the first month following approval) and would continue in force until July 31, 2005 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.

Each fund's Proposed Agreement could be transferred to a successor of FIIA without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities laws and regulations. Each fund's Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and each fund's Proposed Agreement would terminate automatically in the event of its assignment.

Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees, including the non-Interested Trustees, concluded that the proposal will benefit each fund and its shareholders. The Board of Trustees, including the non-Interested Trustees, voted to approve the submission of the Proposed Agreement to shareholders of each fund and recommends that shareholders of each fund vote FOR the Proposed Agreement. If the Proposed Agreement is approved by shareholders of each fund, the Proposed Agreement will take effect on the first day of the first month following approval. If the Proposed Agreement is not approved by shareholders of each fund, FMR will consider alternative means of obtaining the investment services to be provided under the Proposed Agreement.

7. TO APPROVE A NEW SUB-RESEARCH AGREEMENT BETWEEN FIIA AND FIIA(U.K.)L ON BEHALF OF EQUITY-INCOME PORTFOLIO AND GROWTH PORTFOLIO.

In conjunction with its portfolio management responsibilities on behalf of each fund, FMR proposes that shareholders of each fund approve a sub-research agreement (Proposed Agreement) between FIIA and FIIA(U.K.)L on behalf of the fund. Each fund's Proposed Agreement would allow FIIA to receive investment advice and research services from FIIA(U.K.)L. Because FIIA would pay all of FIIA(U.K.)L's fees, each fund's Proposed Agreement would not affect the fees paid by either fund to FMR.

On April 15, 2004, the Board of Trustees agreed to submit each fund's Proposed Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. For details regarding the Board's considerations, please see the section entitled "Matters Considered by the Board" beginning on page <Click Here>. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 6.

FIIA(U.K.)L is a wholly-owned subsidiary of Fidelity Investments Management Limited, an indirect wholly-owned subsidiary of FIL. FIIA(U.K.)L, established in 1984, provides investment research to FIIA with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers or other sources.

FIIA(U.K.)L may also provide investment advisory services to FIIA with respect to other investment companies for which FIIA serves as investment adviser, and to other clients. For more information on FIIA(U.K.)L, see the section entitled "Activities and Management of FMR U.K., FMR Far East, FIJ, FIIA, and FIIA(U.K.)L" on page <Click Here>.

Under each fund's Proposed Agreement, FIIA(U.K.)L could act as an investment consultant to FIIA and could supply FIIA with such investment research information as FIIA reasonably requests on behalf of each fund. FIIA(U.K.)L would provide investment advice and research services with respect to issuers located outside of the United States and Canada. Under each fund's Proposed Agreement with FIIA(U.K.)L, FIIA, not the fund, would pay FIIA(U.K.)L's fee for providing investment advice and research services.

Each fund's Proposed Agreement would not increase the fees paid to FMR by each fund. To the extent that FIIA received international investment advice and research services from FIIA(U.K.)L, FIIA, not the fund, would pay FIIA(U.K.)L an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

If approved by shareholders, each fund's Proposed Agreement would take effect on December 1, 2004 (or, if later, the first day of the first month following approval) and would continue in force until July 31, 2005 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.

Each fund's Proposed Agreement could be transferred to a successor of FIIA(U.K.)L without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities laws and regulations. Each fund's Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and each fund's Proposed Agreement would terminate automatically in the event of its assignment.

Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees, including the non-Interested Trustees, concluded that the proposal will benefit each fund and its shareholders. The Board of Trustees, including the non-Interested Trustees, voted to approve the submission of the Proposed Agreement to shareholders of each fund and recommends that shareholders of each fund vote FOR the Proposed Agreement.

Approval of this proposal is contingent upon shareholder approval of Proposal 6. If this proposal and Proposal 6 are approved, each fund's Proposed Agreement will take effect on the first day of the first month following shareholder approval. If the proposal is not approved, FMR will consider alternative means of obtaining the investment services to be provided under the Proposed Agreement.

8. TO APPROVE A NEW SUB-RESEARCH AGREEMENT BETWEEN FIIA AND FIJ ON BEHALF OF EQUITY-INCOME PORTFOLIO AND GROWTH PORTFOLIO.

In conjunction with its portfolio management responsibilities on behalf of each fund, FMR proposes that shareholders of each fund approve a sub-research agreement (Proposed Agreement) between FIIA and FIJ on behalf of the fund. Each fund's Proposed Agreement would allow FIIA to receive investment advice and research services from FIJ. Because FIIA would pay all of FIJ's fees, each fund's Proposed Agreement would not affect the fees paid by either fund to FMR.

On April 15, 2004, the Board of Trustees agreed to submit each fund's Proposed Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. For details regarding the Board's considerations, please see the section entitled "Matters Considered by the Board" beginning on page 31. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 7.

FIJ is a wholly-owned subsidiary of FIL established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

FIJ may also provide investment advisory services to FMR and FIIA with respect to other investment companies for which they serve as investment adviser, and to other clients. For more information on FIJ, see the section entitled "Activities and Management of FMR U.K., FMR Far East, FIJ, FIIA, and FIIA(U.K.)L" on page <Click Here>.

Under each fund's Proposed Agreement, FIJ could act as an investment consultant to FIIA and could supply FIIA with such investment research information as FIIA reasonably requests on behalf of each fund. FIJ would provide investment advice and research services with respect to issuers located outside of the United States and Canada. Under the Proposed Agreement with FIJ, FIIA, not the fund, would pay FIJ's fee for providing investment advice and research services.

Each fund's Proposed Agreement would not increase the fees paid to FMR by each fund. To the extent that FIIA received international investment advice and research services from FIJ, FIIA, not the fund, would pay FIJ an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

If approved by shareholders, each fund's Proposed Agreement would take effect on December 1, 2004 (or, if later, the first day of the first month following approval) and would continue in force until July 31, 2005 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.

Each fund's Proposed Agreement could be transferred to a successor of FIJ without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities laws and regulations. Each fund's Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and each fund's Proposed Agreement would terminate automatically in the event of its assignment.

Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees, including the non-Interested Trustees, concluded that the proposal will benefit each fund and its shareholders. The Board of Trustees, including the non-Interested Trustees, voted to approve the submission of the Proposed Agreement to shareholders of each fund and recommends that shareholders of each fund vote FOR the Proposed Agreement.

Approval of this proposal is contingent upon shareholder approval of Proposal 6. If this proposal and Proposal 6 are approved, each fund's Proposed Agreement will take effect on the first day of the first month following shareholder approval. If the proposal is not approved, FMR will consider alternative means of obtaining the investment services to be provided under the Proposed Agreement.

MATTERS CONSIDERED BY THE BOARD

The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets 11 times a year. The Board of Trustees, including the non-Interested Trustees, believes that matters bearing on each fund's advisory contracts are considered at most, if not all, of its meetings. While the full Board of Trustees or the non-Interested Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees. The non-Interested Trustees meet frequently in executive session and are advised by independent legal counsel selected by the non-Interested Trustees.

The proposals to present the sub-advisory agreements among FMR, the trust, FMR U.K., FMR Far East, FIJ, FIIA, and FIIA(U.K.)L with respect to Equity-Income Portfolio and Growth Portfolio (Proposed Agreements) to shareholders were approved by the Board of Trustees of the funds, including all non-Interested Trustees, at a meeting on April 15, 2004.

In connection with their meetings, the Board of Trustees, including the non-Interested Trustees, received materials specifically relating to the Proposed Agreements. These materials included (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of each fund, and (iii) the economic outlook and the general investment outlook in the markets in which each fund invests. The Board of Trustees, including the non-Interested Trustees, also considers periodically other material facts such as (1) the results and financial condition of FMR U.K., FMR Far East, FIJ, FIIA, and FIIA(U.K.)L (the Investment Advisers), (2) arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets, (4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with the Investment Advisers, the use of "soft" commission dollars to pay for research and brokerage services, and the use of brokerage commissions to pay fund expenses, (5) the Investment Advisers' management of the relationships with each fund's custodians and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and character of non-investment management services provided by the Investment Advisers and their affiliates.

Additional information was furnished by the Investment Advisers including, among other items, information on and analysis of (a) the overall organization of the Investment Advisers, (b) investment performance, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of the Investment Advisers, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including each fund's shareholders.

In considering the Proposed Agreements, the Board of Trustees, including the non-Interested Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees, including the non-Interested Trustees, in connection with its approval of the Proposed Agreements include the following:

Benefits to Shareholders. The Board of Trustees, including the non-Interested Trustees, considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.

Investment Compliance and Performance. The Board of Trustees, including the non-Interested Trustees, considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. It also reviewed each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

The Investment Advisers' Personnel and Methods. The Board of Trustees, including the non-Interested Trustees, reviews at least annually the background of each fund's portfolio manager and each fund's investment objective and discipline. The non-Interested Trustees have also had discussions with senior management of the Investment Advisers responsible for investment operations and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services. The Board of Trustees, including the non-Interested Trustees, considered the nature, quality, cost and extent of administrative and shareholder services performed by the Investment Advisers and affiliated companies, both under the Proposed Agreements and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees, including the non-Interested Trustees, has also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians.

Expenses. The Board of Trustees, including the non-Interested Trustees, considered each fund's expense ratio, and expense ratios of a peer group of funds. It also considered the amount and nature of fees paid by shareholders.

Profitability. The Board of Trustees, including the non-Interested Trustees, considered the level of the Investment Advisers' profits in respect of the management of the Fidelity funds. This consideration included an extensive review of the Investment Advisers' methodology in allocating their costs to the management of a fund. The Board of Trustees, including the non-Interested Trustees, has concluded that the cost allocation methodology employed by the Investment Advisers has a reasonable basis and is appropriate in light of all of the circumstances. It considered the profits realized by the Investment Advisers in connection with the operation of a fund and whether the amount of profit is a fair entrepreneurial profit for the management of a fund. It also considered the profits realized from non-fund businesses which may benefit from or be related to a fund's business. The Board of Trustees, including the non-Interested Trustees, also considered the Investment Advisers' profit margins in comparison with available industry data.

Economies of Scale. The Board of Trustees, including the non-Interested Trustees, considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees, including the non-Interested Trustees, has concluded that any potential economies of scale are being shared between fund shareholders and the Investment Advisers in an appropriate manner.

Other Benefits to the Investment Advisers. The Board of Trustees, including the non-Interested Trustees, also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by the Investment Advisers and their affiliates, including fees for services like transfer agency, fund accounting, and direct shareholder services. It also considered the allocation of fund brokerage to brokers affiliated with the Investment Advisers, the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds, and benefits to the Investment Advisers from the use of "soft" commission dollars to pay for research and brokerage services. The Board of Trustees, including the non-Interested Trustees, considered the intangible benefits that accrue to the Investment Advisers and their affiliates by virtue of their relationship with each fund.

Conclusion. The Trustees determined that allowing FMR to receive investment advice and research services from the Investment Advisers as well as in certain cases to grant investment management authority to certain Investment Advisers would provide FMR increased flexibility in the assignment of portfolio managers and give each fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that each fund and its shareholders may benefit from giving FMR, through the Investment Advisers, the ability to execute portfolio transactions from points abroad that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable each fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions. Finally, the Trustees noted that FMR or an affiliated sub-adviser, but not the funds, would pay for any services provided under the Proposed Agreements.

Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the non-Interested Trustees, concluded that the addition of the Proposed Agreements is in the best interest of each fund's shareholders. The Board of Trustees, including the non-Interested Trustees, voted to approve the submission of the Proposed Agreements to shareholders of the fund and recommends that shareholders of each fund vote FOR the Proposed Agreements. If approved, the Proposed Agreements will take effect on the first day of the first month following shareholder approval.

9. TO AMEND EQUITY-INCOME PORTFOLIO'S, GROWTH PORTFOLIO'S, HIGH INCOME PORTFOLIO'S, AND OVERSEAS PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING.

Each fund's current fundamental investment limitation concerning borrowing states:

"The fund may not borrow money, except that the fund (i) may borrow money for temporary or emergency purposes (not for leveraging or investment) or (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination (borrowings) do not exceed 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."

The Trustees recommend that shareholders of each fund vote to replace each fund's current fundamental limitation with the following amended fundamental investment limitation governing borrowing (additional language is underlined, deleted language is [bracketed]):

"The fund may not borrow money, except that the fund [(i) ]may borrow money for temporary or emergency purposes (not for leveraging or investment) [or (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination (borrowings) do]in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed [33 1/3% of the value of the fund's total assets by reason of a decline in net assets]this amount will be reduced within three days ([exclusive of ]not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."

Discussion of Proposed Modification. The primary purpose of the proposal is to revise each fund's fundamental borrowing limitation to conform to a limitation that has become standard for all funds managed by FMR. If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without the approval of shareholders.

Adoption of the proposed fundamental limitation concerning borrowing is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests. However, the proposed changes would clarify the fundamental limitation. The wording of the current fundamental limitation suggests that reverse repurchase agreements are a separate category of permitted borrowing. The wording suggests that the funds might use reverse repurchase agreements for any purpose, including investment or leveraging. Instead, the funds only use reverse repurchase agreements for temporary or emergency borrowing.

In a reverse repurchase agreement, a fund sells a security to another party in return for cash and agrees to repurchase that security at a particular price and time. Adoption of the proposed fundamental limitation is not expected to affect the management or performance of each fund, since none of the funds would engage in reverse repurchase agreements for purposes other than temporary or emergency borrowing anyway. Non-fundamental limits can be changed by the Board of Trustees without the approval of shareholders.

If the amended limitation is approved, each fund will continue to follow their existing non-fundamental limitation, as follows, which also reflects that the funds treat reverse repurchase agreements as borrowings rather than a permitted type of investment or leverage:

"The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental investment limitation)."

Conclusion. The Board of Trustees has concluded that the proposal will benefit each of Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, and Overseas Portfolio and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when the prospectus and/or statement of additional information are revised to reflect it. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.

10. TO AMEND EQUITY-INCOME PORTFOLIO'S, GROWTH PORTFOLIO'S, HIGH INCOME PORTFOLIO'S, MONEY MARKET PORTFOLIO'S, AND OVERSEAS PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING.

Each fund's current fundamental investment limitation concerning lending is as follows:

"The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."

The Trustees recommend that the shareholders of each fund vote to replace each fund's limitation with the following more modern fundamental investment limitation governing lending (additional language is underlined):

"The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments."

Discussion of Proposed Modification. The primary purpose of this proposal is to revise each fund's fundamental lending limitation to conform to a more modern limitation that is the standard for all funds managed by FMR or its affiliates. If the proposal is approved, the new fundamental lending limitation cannot be changed without the approval of shareholders.

Adoption of the proposed limitation on lending is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the instruments in which each invests. However, the proposed limitation would clarify that acquisitions of loans, loan participations or other debt instruments are not subject to each fund's 33 1/3% limitation.

If shareholders approve the proposed fundamental investment limitation on lending set forth above, the Board intends to adopt the following non-fundamental limitation for Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, and Overseas Portfolio:

"The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)"

Money Market Portfolio currently has a non-fundamental limit that restricts the fund from lending other than by purchasing debt securities, purchasing repurchase agreements, lending securities, or lending money (up to 15% of its net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as adviser. The Board does not intend to change this limitation.

Loans and other forms of debt instruments are used by issuers to borrow money. Loans may be subject to restrictions on resale. Purchasers of loans and other forms of debt instruments depend primarily upon the creditworthiness of the borrower for payment of interest and principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans, loan participations, and other forms of direct debt instruments involve a risk of loss in case of default or insolvency of the borrower, lending bank, or other intermediary.

When a fund lends a security, it receives in return collateral in an amount at least equal in value to the security loaned. A fund could incur expenses if the borrower defaults on its obligation to return the securities loaned for any reason.

The Trustees may change non-fundamental limitations in response to regulatory, market, legal or other developments without the approval of shareholders.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when the prospectus and/or statement of additional information are revised to reflect it. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Equity-Income Portfolio and Growth Portfolio and advised by FMR is contained in the Table of Average Net Assets and Advisory Fees in Exhibit 8 beginning on page <Click Here>.

FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; Abigail P. Johnson, President; and Peter S. Lynch, Vice Chairman. Mr. Johnson 3d and Ms. Johnson are also Trustees of the trust. Mr. Lynch is a member of the Advisory Board of the trust. Ms. Johnson, John H. Costello, Christine Reynolds, Francis V. Knox, Jr., Thomas J. Simpson, Timothy F. Hayes, Eric D. Roiter, Stuart Fross, John R. Hebble, Kimberly H. Monasterio, Peter L. Lydecker, Mark Osterheld, Philip L. Bullen, Dwight D. Churchill, Bart A. Grenier, John B. McDowell, David L. Murphy, Matthew Conti, Stephen M. DuFour, Richard R. Mace, Jr., James K. Miller, Stephen R. Petersen, Jennifer Uhrig are currently officers of the trust and officers or employees of FMR or FMR Corp. All of these persons hold or have options to acquire stock or other securities of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d and Ms. Abigail P. Johnson's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

In a transaction during the period from January 1, 2003 through July 31, 2004, Edward C. Johnson 3rd, acting on behalf of an entity organized for the benefit of his family, redeemed $183,851,688 of FMR Corp. securities for cash.

ACTIVITIES AND MANAGEMENT OF FMRC

FMRC is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain Fidelity funds and investment advice with respect to equity and high income instruments.

Funds with investment objectives similar to Equity-Income Portfolio and Growth Portfolio for which FMR has entered into a sub-advisory agreement with FMRC, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 8 beginning on page <Click Here>.

The Directors of FMRC are Edward C. Johnson 3d, Chairman of the Board, Abigail P. Johnson, President, and Peter S. Lynch, Vice Chairman. Mr. Johnson 3d is also a Trustee of the trust and of other funds advised by FMR; Chairman of the Board, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and a Director of FMR, FMR Far East and Fidelity Investments Money Management, Inc. (FIMM). In addition, Ms. Johnson is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR and FIMM; and a Director of FMR Corp. Mr. Lynch is also Vice Chairman and a Director of FMR and a member of the Advisory Board of the trust and of other funds advised by FMR. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FMR U.K., FMR FAR EAST,
FIJ, FIIA, AND FIIA(U.K.)L

FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR that were formed in 1986. FIJ, organized in Japan in 1986, is a wholly-owned subsidiary of Fidelity International Limited (FIL), a Bermuda company formed in 1968. FIIA, established in 1983, is another wholly-owned subsidiary of FIL. FIIA(U.K.)L, established in 1984, is a wholly-owned subsidiary of Fidelity Investments Management Limited, an indirect wholly owned subsidiary of FIL. Edward C. Johnson 3rd, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL.

FMR U.K. and FMR Far East, FIJ, FIIA, and FIIA(U.K.)L provide research and investment recommendations with respect to companies based outside of the United States for certain funds for which FMR acts as investment adviser. They may also provide investment advisory services. FMR U.K. focuses primarily on companies based in the U.K. and Europe. FMR Far East focuses primarily on companies based in the Far East. FIJ focuses primarily on companies based in Japan and the Far East. FIIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIA(U.K.)L focuses primarily on companies based in the U.K. and Europe. Funds with investment objectives similar to Equity-Income Portfolio and Growth Portfolio managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K., FMR Far East, FIJ, FIIA and/or FIIA(U.K.)L and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 8 beginning on page <Click Here>.

The Directors of FMR U.K. are Simon Fraser, Chairman of the Board and Chief Executive Officer, and Phillip L. Bullen, President. The Directors of FMR Far East are Edward C. Johnson 3d, Chairman of the Board, and Philip L. Bullen, President. Mr. Johnson 3d is also a Trustee of the trust and other funds advised by FMR; Chairman of the Board, Chief Executive Officer, and a Director of FMR Corp.; a Director and Chairman of the Board of FMR, FIMM and FMRC. Mr. Bullen is also Senior Vice President of FMR and FMRC; Vice President of certain Equity Funds advised by FMR; and Director of Strategic Advisers, Inc. Mr. Fraser is also a Director and President of FIIA;and a Director and Chief Executive Officer of FIIA(U.K.)L. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

The Directors of FIJ are Yoshito Hirata, President, Simon M. Haslam, Yasuo Kuramoto, Jonathan O'Brien, Takeshi Okazaki, and Hiroshi Yamashita. Mr. Haslam is also Director of FIIA. Yasuo Kuramoto is also Vice Chairman of FIJ. The principal business address of each of the Directors is Shiroyama JT Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo, Japan 105-6019.

The Directors of FIIA are Simon Fraser, President, Brett Goodin, Michael Gordon, Simon M. Haslam, David Holland, Frank Mutch, Peter Phillips, and David J. Saul. Mr. Holland is also Vice President of FIIA. The principal business address of each of the Directors is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.

The Directors of FIIA(U.K.)L are Simon Fraser, Chief Executive Officer, Andrew Steward, Ann Stock, and Richard Wane. Mr. Steward is also Chief Financial Officer of FIIA. The principal business address of each of the Directors is Beech Gate, Millfield Lane, Lower Kingswood, Tadworth, Surrey, England KT20 6RP.

PRESENT MANAGEMENT CONTRACTS
FOR EQUITY-INCOME PORTFOLIO AND GROWTH PORTFOLIO

Each of Equity-Income Portfolio and Growth Portfolio has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of each fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

FMR is Equity-Income Portfolio's and Growth Portfolio's manager pursuant to management contracts dated November 1, 1999. The management contract for each fund was submitted to and approved by the Board of Trustees in connection with a proposal to modify the management fee to provide for lower fees when FMR's assets under management increase. Each fund's management contract was last approved by shareholders on September 16, 1998. The management contract for each fund was submitted to shareholders in connection with a proposal to modify the management fee to provide for lower fees when FMR's assets under management increase, as well as to modify the management contract subject to the requirements of the 1940 Act.

For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE		EFFECTIVE ANNUAL FEE RATES
Average Group Assets	Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0 - $3 billion	.5200%	$ 1 billion	.5200%
3 - 6.4900		50.3823
6 - 9.4600		100.3512
9 - 12.4300		150.3371
12 - 15.4000		200.3284
15 - 18.3850		250.3219
18 - 21.3700		300.3163
21 - 24.3600		350.3113
24 - 30.3500		400.3067
30 - 36.3450		450.3024
36 - 42.3400		500.2982
42 - 48.3350		550.2942
48 - 66.3250		600.2904
66 - 84.3200		650.2870
84 - 102.3150		700.2838
102 - 138.3100		750.2809
138 - 174.3050		800.2782
174 - 210.3000		850.2756
210 - 246.2950		900.2732
246 - 282.2900		950.2710
282 - 318.2850		1,000.2689
318 - 354.2800		1,050.2669
354 - 390.2750		1,100.2649
390 - 426.2700		1,150.2631
426 - 462.2650		1,200.2614
462 - 498.2600		1,250.2597
498 - 534.2550		1,300.2581
534 - 587.2500		1,350.2566
587 - 646.2463		1,400.2551
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over - 1,260.2167

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $816 billion of group net assets - the approximate level for December 2003 - was 0.2773%, which is the weighted average of the respective fee rates for each level of group net assets up to $816 billion.

The individual fund fee rates for Equity-Income Portfolio and Growth Portfolio are 0.20 and 0.30%, respectively. Based on the average group net assets of the funds advised by FMR for December 2003, each fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Equity-Income Portfolio	0.2773%	+	0.2000%	=	0.4773%
Growth Portfolio	0.2773%	+	0.3000%	=	0.5773%

One-twelfth of the management fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

During the fiscal year ended December 31, 2003, Equity-Income Portfolio and Growth Portfolio paid FMR management fees of $41,613,933 and $52,844,117, respectively. These fees were equivalent to 0.48% and 0.58%, respectively, of the average net assets of each fund.

FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

FMR voluntarily agreed to reimburse each class of the funds if and to the extent that the fund's aggregate operating expenses, as a percentage of their respective average net assets exceed the following rates:

	Initial Class	Service Class	Service Class 2	Initial Class R	Service Class R	Service Class 2 R
Equity-Income Portfolio	1.00%	1.10%	1.25%	--	--	1.25%
Growth Portfolio	1.00%	1.10%	1.25%	--	--	1.25%

Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the class, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

FDC received no payments from Initial Class of each fund pursuant to a Distribution and Service Plans under Rule 12b-1. The Plans do not authorize payments by the fund other than those that are to be made to FMR under its management contracts.

Currently, FDC may reallow to intermediaries (such as insurance companies, broker-dealers and other service-providers), including its affiliates, up to the full amount of 12b-1 (service) fees paid by the Service Class, Service Class R, Service Class 2, and Service Class 2R for providing support services that benefit variable product owners.

In addition to the management fee payable to FMR, each class of each fund pays transfer agent fees to Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR. Each fund pays pricing and bookkeeping fees to Fidelity Service Company, Inc. (FSC), an affiliate of FMR, on behalf of each class of the fund.

Although each fund's current management contract provides that each fund will pay for typesetting, printing and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FIIOC, pursuant to which FIIOC bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by Equity-Income Portfolio and Growth Portfolio for the fiscal year ended December 31, 2003 amounted to $813,809 and $832,823, respectively.

FSC also receives fees for administering each fund's securities lending program. Securities lending costs are based on the number and duration of individual securities loans. Securities lending costs for the fiscal year ended December 31, 2003 for Equity-Income Portfolio and Growth Portfolio were $8,414 and $9,384, respectively.

SUB-ADVISORY AGREEMENTS
FOR EQUITY-INCOME PORTFOLIO AND GROWTH PORTFOLIO

FMRC. On July 7, 1999, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of Equity-Income Portfolio and Growth Portfolio, sub-advisory agreements between FMR and FMRC effective January 1, 2001. Pursuant to the sub-advisory agreements, FMRC has day-to-day responsibility for choosing investments for each fund.

Under the terms of the sub-advisory agreement for Equity-Income Portfolio and Growth Portfolio, FMR pays FMRC fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FMRC are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

For the fiscal year ended December 31, 2003, FMR paid FMRC, on behalf of Equity-Income Portfolio and Growth Portfolio, fees of $20,807,987 and $26,424,060, respectively.

PORTFOLIO TRANSACTIONS
FOR EQUITY-INCOME PORTFOLIO AND GROWTH PORTFOLIO

All orders for the purchase or sale of portfolio securities are placed on behalf of Equity-Income Portfolio and Growth Portfolio by FMR pursuant to authority contained in the management contract. If FMR grants investment management authority to a sub-adviser, that sub-adviser is authorized to purchase and sell portfolio securities pursuant to the sub-advisory agreement.

FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS), provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR does not allocate trades to NFS in exchange for brokerage and research products and services of the type sometimes known as "soft dollars." FMR trades with its affiliated brokers on an execution-only basis. Prior to February 6, 2004, certain trades executed through NFS were transacted with Archipelago ECN (Archipelago), an ECN in which a wholly-owned subsidiary of FMR Corp. had an equity ownership interest.

The brokerage commissions paid to NFS by each fund for the fiscal year ended December 31, 2003 are listed in the following table:

Fund	Brokerage Commissions Paid to NFSA:
VIP Equity-Income Portfolio	$ 125,525
VIP Growth Portfolio	$ 675,055

A The total amount of brokerage commissions paid by Equity-Income Portfolio and Growth Portfolio to NFS during the fiscal year ended 2003 includes commissions paid on trades transacted with Archipelago, which were previously reported separately as commissions paid to Archipelago. As restated, the brokerage commission figures more accurately reflect that Archipelago was not directly compensated by the funds. All fund trades transacted with Archipelago were executed through NFS, and therefore, NFS received any commissions paid by the funds on these trades.

The approximate percentage of aggregate brokerage commissions paid to NFS by each fund for the fiscal year ended December 31, 2003 is listed in the following table:

Fund	% of Aggregate Commissions Paid to NFS:
VIP Equity-Income Portfolio	1.94%
VIP Growth Portfolio	3.27%

ADVISORY BOARD MEMBERS AND EXECUTIVE OFFICERS OF THE FUNDS

Peter S. Lynch, Dennis J. Dirks, and Cornelia M. Small are Members of the Advisory Board of Variable Insurance Products Fund. The executive officers of the fund include: Ms. Johnson, Philip L. Bullen, Dwight D. Churchill, Bart A. Grenier, John B. McDowell, David L. Murphy, Matthew Conti, Stephen M. DuFour, Richard R. Mace, Jr., James K. Miller, Stephen R. Petersen, Jennifer Uhrig, Eric D. Roiter, Stuart Fross, Christine Reynolds, Timothy F. Hayes, Kenneth A. Rathgeber, John R. Hebble, Kimberley H. Monasterio, John H. Costello, Francis V. Knox, Jr., Peter L. Lydecker, Mark Osterheld, Kenneth B. Robins, and Thomas J. Simpson. Additional information about Ms. Johnson, Mr. Dirks, and Ms. Small can be found in Proposal 2. Additional information about the Members of the Advisory Board and other executive officers of the funds can be found in the following table.

The executive officers and Advisory Board Members hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109. Mr. Dirks and Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of VIP Overseas. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Dwight D. Churchill (50)

Year of Election or Appointment: 2000

Vice President of VIP Money Market. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Bart A. Grenier (45)

Year of Election or Appointment: 2001 or 2002

Vice President of VIP Equity-Income (2001), VIP High Income (2002), and VIP Value (2001). Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of VIP Growth. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

David L. Murphy (56)

Year of Election or Appointment: 2002

Vice President of VIP Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002) and Vice President of certain Asset Allocation Funds (2003). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003) and a Vice President of FMR (2000). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Matthew Conti (38)

Year of Election or Appointment: 2003

Vice President of VIP High Income. Mr. Conti also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Conti managed a variety of Fidelity funds.

Stephen M. DuFour (38)

Year of Election or Appointment: 2001

Vice President of VIP Value. Mr. DuFour also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. DuFour managed a variety of Fidelity funds.

Richard R. Mace, Jr. (42)

Year of Election or Appointment: 1996

Vice President of VIP Overseas. Mr. Mace also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mace managed a variety of Fidelity funds.

James K. Miller (40)

Year of Election or Appointment: 2003

Vice President of VIP Money Market. Mr. Miller also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Miller worked as a taxable credit analyst and manager.

Stephen R. Petersen (48)

Year of Election or Appointment: 1997

Vice President of VIP Equity-Income. Mr. Petersen also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Petersen managed a variety of Fidelity funds.

Jennifer Uhrig (43)

Year of Election or Appointment: 1997

Vice President of VIP Growth. Ms. Uhrig also serves as Vice President of another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Uhrig managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998 or 2001

Secretary of VIP Equity-Income (1998), VIP Growth (1998), VIP High Income (1998), VIP Money Market (1998), VIP Overseas (1998), and VIP Value (2001). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Equity-Income, VIP Growth, VIP High Income, VIP Money Market, VIP Overseas, and VIP Value. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of VIP Equity-Income, VIP Growth, VIP High Income, VIP Money Market, VIP Overseas, and VIP Value. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Equity-Income, VIP Growth, VIP High Income, VIP Money Market, VIP Overseas, and VIP Value. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Equity-Income, VIP Growth, VIP High Income, VIP Money Market, VIP Overseas, and VIP Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of VIP Equity-Income, VIP Growth, VIP High Income, VIP Money Market, VIP Overseas, and VIP Value. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of VIP Equity-Income, VIP Growth, VIP High Income, VIP Money Market, VIP Overseas, and VIP Value. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

Year of Election or Appointment: 1986, 1987, or 2001

Assistant Treasurer of VIP Equity-Income (1986), VIP Growth (1986), VIP High Income (1986), VIP Money Market (1986), VIP Overseas (1987), and VIP Value (2001). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Equity-Income, VIP Growth, VIP High Income, VIP Money Market, VIP Overseas, and VIP Value. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP Equity-Income, VIP Growth, VIP High Income, VIP Money Market, VIP Overseas, and VIP Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Equity-Income, VIP Growth, VIP High Income, VIP Money Market, VIP Overseas, and VIP Value. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP Equity-Income, VIP Growth, VIP High Income, VIP Money Market, VIP Overseas, and VIP Value. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 1996, 2000, or 2001

Assistant Treasurer of VIP Equity-Income (2000), VIP Growth (2000), VIP High Income (2000), VIP Money Market (1996), VIP Overseas (2000), and VIP Value (2001). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

STANDING COMMITTEES OF THE FUNDS' TRUSTEES

Correspondence intended for each non-interested (independent) Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts, 02109. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The fund does not hold annual meetings and therefore does not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to non-interested Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 10 standing committees.

The Operations Committee is composed of all of the non-interested Trustees, with Mr. Mann currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the non-interested Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding transfer agent and other service agreements, insurance coverage, and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically in the scope of the charters of the Audit Committee or Fund Oversight Committees and considers other operating matters not specifically within the scope of oversight of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended December 31, 2003, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the non-interested Trustees, with Mr. Mann serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair, in conjunction with meetings of the Board of Trustees. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended December 31, 2003, the committee held four meetings.

The Board of Trustees has established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Lautenbach (Chair), Kirk, and Stavropoulos), the Fixed-Income and International Committee (composed of Messrs. Cook (Chair) and Cox, and Ms. Knowles), and the Select and Special Committee (composed of Messrs. McCoy (Chair), Gates, and Heilmeier). Each committee normally meets monthly (except August) or more frequently as called by the Chair of the respective committee. Each committee oversees investment advisory services provided by FMR to the relevant funds and develops an understanding of and monitors the investment objectives, policies, and practices of the relevant Fidelity funds. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters and the personnel and other resources devoted to the management of each fund. The Fixed-Income and International Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Special Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The non-interested Trustees of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the non-interested Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. Prior to December 2003, the Fixed-Income and International Committee was known as the Fixed-Income/International Committee, and the Select and Special Committee was known as the Select Committee. During the fiscal year ended December 31, 2003, the Equity Committee held 10 meetings, the Fixed-Income and International Committee held 11 meetings, and the Select and Special Committee held 10 meetings.

The Board of Trustees established in December 2003 two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Lautenbach (Chair), Cook, and McCoy) and the Fixed-Income Contract Committee (composed of Messrs. Cook (Chair) and Cox, and Ms. Knowles). Each committee ordinarily meets monthly during the first six months of each year and more frequently as necessary to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Board of Trustees in its consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, "investment advisers") and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, levels, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the profitability and other benefits that the investment advisers and their respective affiliates derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of non-interested Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended December 31, 2003, each Fund Contract Committee held no meetings.

The Shareholder Services, Brokerage, and Distribution Committee is composed of Messrs. Cox (Chair), Cook, Heilmeier, Lautenbach, and Stavropoulos. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees, custody fees, and direct fees to investors (other than sales loads), such as small account and exchange fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services and fees. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution and commissions paid to firms supplying research and brokerage services or paying fund expenses. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions, and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees. The committee also oversees and receives reports on the preparation and use of advertisements and sales literature for the Fidelity funds. During the fiscal year ended December 31, 2003, the Shareholder Services, Brokerage, and Distribution Committee held nine meetings.

The Audit Committee is composed of Ms. Knowles (Chair) and Messrs. Gates, Kirk, and McCoy. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity, and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers' internal controls over financial reporting. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee also plays an oversight role in respect of each Fidelity fund's compliance with its name test and investment restrictions, the code of ethics relating to personal securities transactions, the code of ethics applicable to certain senior officers of the Fidelity funds, and anti-money laundering requirements. During the fiscal year ended December 31, 2003, the committee held 10 meetings.

The Governance and Nominating Committee is composed of Messrs. Mann (Chair), Cox, and Gates, each of whom is not an "interested person" (as defined in the 1940 Act). The committee has two charters: one addressing fund governance and Board administrative matters and one addressing the nomination for the appointment or election of non-interested Trustees. The committee meets as called by the Chair. The committee also recommends the establishment of committees (including ad hoc and standing committees). A current copy of the Governance and Nominating Committee Charter With Respect to Nominations of Independent Trustees is attached as Exhibit 1 to this proxy statement. The committee is also responsible for other fund governance and board administration matters. With respect to fund governance and board administration matters, the committee periodically reviews procedures and policies of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of non-interested Trustees. It acts as the administrative committee under the retirement plan for non-interested Trustees who retired prior to December 30, 1996 and under the fee deferral plan for non-interested Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the non-interested Trustees. On behalf of the non-interested Trustees, the committee will make such findings and determinations as to the independence of counsel for the non-interested Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to non-interested Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the non-interested Trustees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with non-interested Trustees at least once a year to discuss the Statement of Policies and other matters relating to fund governance. The committee also oversees the annual self-evaluation of the non-interested Trustees. The committee makes nominations for the election or appointment of non-interested Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee will have sole authority to retain and terminate any search firm used to identify non-interested Trustee candidates, including sole authority to approve such firm's fees and other retention terms. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a non-interested Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with non-interested Trustees. If the committee retains a search firm, the Chair will forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting non-interested Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an "interested person" of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective non-interested Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as a non-interested Trustee. During the fiscal year ended December 31, 2003, the committee held 10 meetings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent registered public accounting firm for Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, Money Market Portfolio, and Overseas Portfolio. The firm of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities"), has been selected as independent registered public accounting firm for Value Portfolio. PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No. 1 (ISB No.1), have confirmed to the trust's Audit Committee that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firm examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firms relating to the operations or financial reporting of Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, Money Market Portfolio, Overseas Portfolio and Value Portfolio. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with ISB No.1, regarding their independence from the funds and their related entities.

Audit Fees. For each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Audit Fees billed by PwC or Deloitte Entities for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for each fund and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2003A	2002A
Equity-Income Portfolio	$ 64,000	$ 60,000
Growth Portfolio	$ 60,000	$ 65,000
High Income Portfolio	$ 80,000	$ 42,000
Money Market Portfolio	$ 29,000	$ 27,000
Overseas Portfolio	$ 55,000	$ 37,000
Value Portfolio	$ 26,000	$ 19,000
All funds in the Fidelity Group of Funds audited by PwC	$ 10,600,000	$ 7,900,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$ 4,500,000	$ 1,900,000

A Aggregate amounts may reflect rounding.

Audit-Related Fees. In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Audit-Related Fees billed by PwC or Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2003A,B	2002A,B
Equity-Income Portfolio	$ 0	$ 0
Growth Portfolio	$ 0	$ 0
High Income Portfolio	$ 0	$ 0
Money Market Portfolio	$ 0	$ 0
Overseas Portfolio	$ 0	$ 0
Value Portfolio	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2003A,B	2002A,B
PwC	$ 50,000	$ 0
Deloitte Entities	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees. In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Tax Fees billed by PwC or Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2003A,B	2002A,B
Equity-Income Portfolio	$ 3,000	$ 2,700
Growth Portfolio	$ 2,200	$ 2,000
High Income Portfolio	$ 2,200	$ 2,000
Money Market Portfolio	$ 1,500	$ 1,400
Overseas Portfolio	$ 3,700	$ 3,400
Value Portfolio	$ 4,100	$ 3,300

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Tax Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2003A,B	2002A,B
PwC	$ 0	$ 0
Deloitte Entities	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees. In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Other Fees billed by PwC or Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2003A,B	2002A,B
Equity-Income Portfolio	$ 8,700	$ 8,300
Growth Portfolio	$ 9,100	$ 10,600
High Income Portfolio	$ 2,600	$ 2,100
Money Market Portfolio	$ 3,100	$ 2,600
Overseas Portfolio	$ 2,400	$ 2,300
Value Portfolio	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Other Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2003A,B	2002A,B
PwC	$ 190,000	$ 150,000
Deloitte Entities	$ 210,000	$ 640,000

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

For the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate fees billed by PwC of $1,950,000A,B and $1,600,000A,B and Deloitte Entities of $1,450,000A,B and $1,550,000A,B, respectively, for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

Billed By	2003A,B	2003A,B	2002A,B	2002A,B
	Covered Services	Non-Covered Services	Covered Services	Non-Covered Services
PwC	$ 300,000	$ 1,650,000	$ 200,000	$ 1,400,000
Deloitte Entities	$ 200,000	$ 1,250,000	$ 650,000	$ 900,000

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

NOTICE TO INSURANCE COMPANIES

Please advise the trust, in care of Client Services at 1-800-544-5429, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the variable contract owners of the respective shares.

EXHIBIT 1

GOVERNANCE AND NOMINATING COMMITTEE CHARTER
WITH RESPECT TO NOMINATIONS OF INDEPENDENT TRUSTEES

This charter relates to the responsibilities of the Governance and Nominating Committee in connection with the nomination of Independent Trustees.

The Governance and Nominating Committee will consist solely of Independent Trustees. The Chair of the Independent Trustees will be the Chair of the Committee. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee. The Committee will meet as called by the Chair. A quorum will include at least two Independent Trustees.

The Committee will make nominations for the appointment or election of Independent Trustees in accordance with the Independent Trustee's Statement of Policy on Criteria for Selecting Independent Trustees ("Statement of Policy") (attached as Appendix A). The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be "disinterested" in terms of both the letter and spirit of the Investment Company Act. The Committee will also make nominations for the appointment of any non-management member of any Advisory Board.

The Committee will periodically review the Statement of Policy, which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Governance and Nominating Committee.

The Committee will have sole authority to retain and terminate any search firm used to identify Independent Trustee candidates, including sole authority to approve such firm's fees and other retention terms.

The Committee will consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chairman of the Committee in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity Funds. If the Committee retains a search firm, the Chairman will forward all such submissions to the search firm for evaluation.

APPENDIX A

December 2003

STATEMENT OF POLICY ON CRITERIA
FOR SELECTING INDEPENDENT TRUSTEES

The Governance and Nominating Committee of the Board of Trustees of the Fidelity Funds has adopted this Statement of Policy to memorialize its views as to the appropriate criteria for selecting Independent Trustees of the Funds. This Statement has been prepared in connection with filling vacancies among the Independent Trustees that are expected to arise through the end of 2004.

The Governance and Nominating Committee expects that all candidates will have the following characteristics:

  Unquestioned personal integrity is a given.
  The candidate may not be an "interested person" of FMR or its affiliates within the meaning of the Investment Company Act of 1940.
  The candidate should have no material relationship that could create an appearance of lack of independence in respect of FMR and its affiliates. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships (among others).
  The candidate needs the disposition to act independently in fact in respect of FMR and its affiliates and others in order to protect the interests of the Funds and all shareholders. It is expected that Independent Trustees will play an active and, if necessary, an adversarial role in pursuing the best interests of the Funds and shareholders.
  The candidate needs to be able to attend 11 meetings per year. The effect of this requirement is to limit the number of other boards on which a candidate can participate and other commitments.
  The candidate needs to have demonstrated sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial or regulatory issues.
  The candidate should have sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity Funds.
  Candidates should have experience on corporate or other institutional oversight bodies having similar responsibilities. This helps assure that they have other exposure to current governance issues and business practices. Candidates should not, however, have board memberships or other relationships that could result in business or regulatory conflicts with the Fidelity Mutual Funds.
  The candidate needs the capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity Funds' complex regulatory, operational and marketing setting.

The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

The following characteristics are desirable, but not mandatory:

  The candidate should have the ability to serve seven or more years before reaching mandatory retirement age.
  The candidate should have diversity of interests evidenced by participation in community, charitable or other similar activities.

The following are desirable characteristics of the Independent Trustees as a group:

  The Independent Trustees will generally be drawn from the ranks of respected and accomplished senior business leaders.
  The Independent Trustees will strive to achieve diversity in terms of gender, race and geographic location.
  The Independent Trustees as a whole should reflect a diversity of business experience. At least one Independent Trustee will be a "audit committee financial expert," as such term is defined by the SEC. The Governance and Nominating Committee will strive to achieve a balance of experience of Independent Trustees in respect of industries, management roles and other experience. For each candidate, the Committee will evaluate specific experience in light of the makeup of the current board.

EXHIBIT 2

Form of

SUB-ADVISORY AGREEMENT
between
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
and
VARIABLE INSURANCE PRODUCTS FUND ON BEHALF OF [NAME OF PORTFOLIO TO BE INSERTED AS APPROPRIATE:
EQUITY-INCOME PORTFOLIO OR GROWTH PORTFOLIO]

AGREEMENT made this ___ day of ____, 200_, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Variable Insurance Products Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of [NAME OF PORTFOLIO TO BE INSERTED AS APPROPRIATE: Equity-Income Portfolio or Growth Portfolio] (hereinafter called the "Portfolio").

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, 200_ and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 3

Form of

SUB-ADVISORY AGREEMENT
between
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
and
VARIABLE INSURANCE PRODUCTS FUND ON BEHALF OF [NAME OF PORTFOLIO TO BE INSERTED AS APPROPRIATE:
EQUITY-INCOME PORTFOLIO OR GROWTH PORTFOLIO]

AGREEMENT made this ___ day of ____, 200_, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub-Advisor"); and Variable Insurance Products Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of [NAME OF PORTFOLIO TO BE INSERTED AS APPROPRIATE: Equity-Income Portfolio or Growth Portfolio] (hereinafter called the "Portfolio").

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, 200_ and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 4

Form of

AMENDED AND RESTATED SUB-ADVISORY AGREEMENT
Between
FIDELITY MANAGEMENT & RESEARCH (FAR EAST), INC.
and
FIDELITY INVESTMENTS JAPAN LIMITED

AGREEMENT made this 1st day of August, 2001, by and between Fidelity Management & Research (Far East), Inc., a Massachusetts corporation (the "Sub-Advisor"); and Fidelity Investments Japan Limited, a Japanese corporation (the "Japan Sub-Advisor").

WHEREAS, Fidelity Management & Research Company, a Massachusetts corporation (the "Adviser") has entered into various management contracts (each, a "Management Contract") with those Massachusetts and Delaware business trusts, each a registered investment company issuing one or more series of shares of beneficial interest, (each, a "Trust") on behalf of each of their respective portfolios listed on Schedule A hereto, as the same may be amended from time to time (each, a "Portfolio"), pursuant to which the Advisor acts as investment adviser to each of the Portfolios; and

WHEREAS, the Sub-Advisor has entered into various Sub-Advisory Agreements (each, a "Sub-Advisory Agreement") with the Advisor, pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, may provide, at the Advisor's discretion, investment advice or investment management and order execution services in respect of each Portfolio; and

WHEREAS, the Japan Sub-Advisor has personnel in Japan, and has been formed for the purpose, among others, of researching and compiling information and recommendations with respect to the economies of Japan and other Asian countries and the securities of issuers located in Japan and other Asian countries; and

WHEREAS, the Japan Sub-Advisor has been providing investment advisory and management services to the Sub-Advisor and the Advisor pursuant to a number of individual agreements in respect of each Portfolio;

NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the Japan Sub-Advisor hereby agree to amend and restate their agreements in respect of all of the Portfolios as follows:

1. Delegation of Duties: Pursuant to paragraph 1(c) of the Sub-Advisory Agreement, the Sub-Advisor hereby delegates to the Japan Sub-Advisor, and the Japan Sub-Advisor hereby accepts, responsibility for performing such investment advisory, research and management services relating to the Japanese economy and the securities of Japanese issuers (and such other Asian economies and issuers as the Sub-Advisor may request from time to time) as may be requested of the Sub-Advisor by the Advisor from time to time pursuant to the Sub-Advisory Agreements. The Japan Sub-Advisor shall pay the salaries and fees of all personnel of the Japan Sub-Advisor performing such services on behalf of the Portfolios.

(a) Investment Advice: In connection with the performance of such services, the Japan Sub-Advisor shall furnish to the Advisor and the Sub-Advisor such factual information, research reports and investment recommendations as Advisor or the Sub-Advisor may reasonably require. Such information may include written and oral reports and analyses. All such reports, recommendations, analyses and other information may be used, transferred, assigned or sold by the Sub-Advisor, in its sole discretion, without the consent of the Japan Sub-Advisor.

(b) Investment Management: The Japan Sub-Advisor is hereby authorized to manage such portion of the Japanese or other Asian investments of a Portfolio as the Sub-Advisor shall request from time to time. Such investment management activities shall be subject to and in accordance with the investment objective, policies and limitations provided in the applicable Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the applicable Trust or the Advisor may impose with respect to the Portfolio by notice to the Japan Sub-Advisor. With respect to the portion of the investments of a Portfolio under its management, the Japan Sub-Advisor is authorized to place orders for the purchase and sale of such securities through such broker/dealers as the Japan Sub-Adviser may select in accordance with the provisions of paragraph 3 hereof. All investment management and any other activities of the Japan Sub-Advisor shall at all times be subject to the control and direction of the Sub-Advisor, the Advisor and the Trusts' respective Boards of Trustees.

(c) Subsidiaries and Affiliates: The Japan Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Japan Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by each applicable Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust, the Advisor and the Sub-Advisor: The Japan Sub-Advisor shall furnish such reports, evaluations, information or analyses to each applicable Trust, the Advisor, and the Sub-Advisor, as the Trusts' Boards of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the Japan Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under sub-paragraph 1(b) of this Agreement, the Japan Sub-Advisor shall place orders for the purchase and sale of portfolio securities for each applicable Portfolio's account with brokers or dealers selected by the Japan Sub-Advisor, which may include brokers or dealers affiliated with the Advisor, the Sub-Advisor or the Japan Sub-Advisor. The Japan Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolios and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolios and/or other accounts over which the Japan Sub-Advisor, the Sub-Advisor of the Advisor exercise investment discretion. The Japan Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Japan Sub-Adviser determines in good faith that such amount is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Japan Sub-Advisor, the Sub-Advisor or the Advisor have with respect to accounts over which they exercise investment discretion. The Trustees of each Trust shall periodically review the commissions paid by each of their respective Portfolios to determine if the commissions paid over the representative periods of time are reasonable in relation to the benefits to such Portfolio.

4. Compensation: For the services provided under subparagraph 1(a) of this Agreement, the Sub-Advisor agrees to pay the Japan Sub-Advisor a monthly fee equal to 100% of the Japan Sub-Advisor's costs incurred in connection with rendering the services provided hereunder. For services provided under subparagraph 1(b) of this Agreement, the Sub-Advisor agrees to pay the Japan Sub-Advisor a monthly fee equal to 105% of the Japan Sub-Advisor's costs incurred in connection with rendering the services thereunder. The Japan Sub-Advisor's fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or the Advisor, if any, in effect in respect of any Portfolio from time to time.

5. Expenses: It is understood that the Portfolios will pay all of their expenses other than those expressly stated to be payable by the Japan Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement or by the Advisor under the applicable Management Contract.

6. Interested Persons: It is understood (i) that Trustees, officers, and shareholders of each Trust are or may be or become interested in the Advisor, the Sub-Advisor or the Japan Sub-Advisor as directors, officers or otherwise, (ii) that directors, officers and stockholders of the Advisor, the Sub-Advisor or the Japan Sub-Advisor are or may be or become similarly interested in a Trust, and (iii) that the Advisor, the Sub-Advisor or the Japan Sub-Advisor are or may be or become interested in a Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Japan Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the Japan Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with the Japan Sub-Advisor's ability to meet all of its obligations hereunder. The Japan Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Sub-Advisor, the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Japan Sub-Advisor, the Japan Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of any Portfolio for any act or omission in the course of or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Liability: Notwithstanding anything in this Agreement to the contrary, it is understood that the Sub-Advisor shall remain liable to the Advisor and each Portfolio under the Sub-Advisory Agreement for the acts and omissions of Japan Sub-Advisor taken in the course of the performance of the Japan Sub-Advisor's duties hereunder to the same extent as would be the case had the Sub-Advisor performed such acts or omissions itself, provided, however, that to the extent the Sub-Advisor suffers a loss to the Advisor or a Portfolio as a result of or arising out of such acts or omissions of the Japan Sub-Advisor, the Sub-Advisor shall be entitled to seek redress against the Japan Sub-Advisor in accordance with the terms hereof.

10. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 10, this Agreement shall continue in force until June 30, 2002 in respect of each Portfolio designated as a fixed-income fund on Schedule A, and until July 31, 2002 in respect of each Portfolio designated as an equity fund on Schedule A, and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved in respect of such Portfolio at least annually by vote of the applicable Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified in respect of any Portfolio by mutual consent of the Advisor, the Sub-Advisor, the Japan Sub-Advisor and each applicable Portfolio, subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 10, the terms of any continuance or modification of this Agreement in respect of each Portfolio must have been approved by the vote of a majority of those Trustees of each applicable Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Japan Sub-Advisor may at any time on sixty (60) days' prior written notice to the parties to this Agreement, the Advisor and the Board of Trustees of the applicable Trust(s), terminate this Agreement in respect of any or all of the Portfolios, without payment of any penalty. Each Portfolio may at any time on sixty (60) days' prior written notice to the parties to this Agreement and the Advisor, terminate this Agreement in respect of such Portfolio, without payment of any penalty, by action of the Board of Trustees of the applicable Trust or by vote of a majority of the Portfolio's outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment

11. Limitation of Liability: The Japan Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of each Trust and agrees that any obligations of a Trust in respect of a Portfolio arising in connection with this Agreement shall be limited in all cases to the applicable Portfolio and its assets; and the Japan Sub-Advisor shall not seek satisfaction of any such obligation from any other Portfolio, the shareholders or any shareholder of any Portfolio, or the Trustees or any individual Trustee of any Trust.

12. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested person," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

Form of Schedule A

Trusts and Portfolios covered by the Sub-Advisory Agreement, dated as of August 1, 2001,
between
Fidelity Management & Research (Far East), Inc.
and
Fidelity Investments Japan Limited

Name of Trust	\\\\\\\\\\\\\\\\\	Name of Portfolio	\\\\\\\\\\\\\\\\\	Type of Fund	\\\\\\\\\\\\\\\\\	Effective Date

[LIST OMITTED]

[SIGNATURE LINES OMITTED]

EXHIBIT 5

Form of

MASTER INTERNATIONAL RESEARCH AGREEMENT
between
FIDELITY INTERNATIONAL INVESTMENT ADVISORS
and
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT made this 1st day of July 2003 by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor") and Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, Pembroke, Bermuda (hereinafter called the "Sub-Advisor").

WHEREAS the Advisor has entered into various management contracts (each a "Management Contract") with those Massachusetts and Delaware business trusts, each a registered investment company issuing one or more series of shares of beneficial interest (each a "Trust") on behalf of each of their respective portfolios listed on Schedule A attached hereto, as the same may be amended from time to time (each a "Portfolio"), pursuant to which the Advisor acts as investment manager to each of the Portfolios; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

WHEREAS, the Sub-Advisor and its subsidiaries and other affiliated persons (including Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments Japan Limited) may provide investment advice and research services to Advisor pursuant to a number of individual agreements in respect of each Portfolio; and

WHEREAS, the Sub-Advisor is willing to provide international investment advice and research services to the Advisor on behalf of each of the Portfolios listed on Schedule A, to the extent that such Portfolios may invest in international assets from time to time, and the Advisor desires that the Sub-Advisor provide such international investment advice and research services to the Advisor on behalf of such Portfolios under this Master International Research Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Advisor and the Sub-Advisor agree as follows:

1. Delegation of Duties: The Advisor hereby delegates to the Sub-Advisor, and the Sub-Advisor hereby accepts responsibility for performing such investment advice and research services with respect to all or a portion of the investments of each Portfolio as may be requested by the Advisor. The services and the portion of the investments of each Portfolio to be advised by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing investment advice and research services for the Portfolios.

(a) Investment Advice and Research Services: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice and research services, particularly with respect issuers, companies, governments and economic conditions outside of the U.S. and Canada, to the Advisor on behalf of each Portfolio with respect to all or a portion of the investments of such Portfolio. In connection with providing such investment advice and research services, the Sub-Advisor shall furnish to the Advisor on behalf of each Portfolio such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the affected Trust or Trusts to the extent required pursuant to the Investment Company Act of 1940 Act ("1940 Act") and rules thereunder.

2. Information to be Provided to the Trusts and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to each Trust and the Advisor as the Trusts' Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Compensation: For investment advisory and research services provided under subparagraph (a) of paragraph 1 of this Agreement on behalf of each of the Portfolios listed on Schedule A and in full consideration of the services provided hereunder, the Advisor agrees to pay the Sub-Advisor and the Sub-Adviser agrees to receive an annual aggregate Sub-Advisory Fee of fifty million dollars ($50,000,000). The aggregate fee shall be allocated amongst each of the Portfolios listed on Schedule A, as it may be amended from time to time, based on their relative international net assets. The Sub-Advisory Fee may be reduced to reflect expense reimbursements, fee waivers or aggregate caps, if any, in effect from time to time upon mutual agreement of the Advisor and the Sub-Advisor. Notwithstanding the foregoing; a Portfolio that is party to a sub-advisory agreement with the Advisor and the Sub-Adviser for the provision of either discretionary or non-discretionary services ("FMR/FIIA Sub-Advisory Agreement") shall not be allocated any portion of the aggregate Sub-Advisory Fee payable hereunder during any period in which such FMR/FIIA Sub-Advisory Agreement is in effect and either discretionary or non-discretionary services are being provided thereunder.

4. Expenses: It is understood that each Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio.

5. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trusts are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trusts, and that the Advisor or the Sub-Advisor may be or become interested in the Trusts as a shareholder or otherwise.

6. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trusts.

7. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trusts or to any shareholder of the Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

8. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 8, this Agreement shall continue in force until June 30, 2004 for each Portfolio designated as a Fixed-Income Portfolio on Schedule A and until July 31, 2004 for each Portfolio designated as a Equity Portfolio on Schedule A and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the affected Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the affected Trust(s) subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 8, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the affected Trust(s) who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) The Advisor may, at any time and without any prior written notice to the other parties to this Agreement and the Board of Trustees of the affected Trust(s), terminate this Agreement in respect of any or all of the Portfolios, without payment of any penalty. A Trust may at any time on sixty (60) days' prior written notice to the parties to this Agreement, terminate this Agreement in respect of such Trust or a Portfolio, without payment of any penalty, by action of the Board of Trustees of the affected Trust or by vote of a majority of the Portfolio's outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

9. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of each Trust and agrees that any obligations of the Trusts or the Portfolios arising in connection with this Agreement shall be limited in all cases to the Trust or Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust or Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee of any Trust.

10. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

Form of Schedule A

Trusts and Portfolios Covered by the Sub-Research Agreement, dated as of
July 1, 2003,
between
Fidelity Management & Research Company
and
Fidelity International Investment Advisors

Name of Trust	\\\\\\\\\\\\\\\\\	Name of Portfolio	\\\\\\\\\\\\\\\\\	Type of Fund	\\\\\\\\\\\\\\\\\	Effective Date

[LIST OMITTED]

[SIGNATURE LINES OMITTED]

EXHIBIT 6

Form of

SUB-RESEARCH AGREEMENT
between
FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
and
FIDELITY INTERNATIONAL INVESTMENT ADVISORS

AGREEMENT made this 1st day of July, 2003, by and between Fidelity International Investment Advisors (U.K.) Limited, 27-28 Lovat Lane, London, England (hereinafter called the "U.K. Sub-Advisor") and Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, Pembroke, Bermuda (hereinafter called the "Sub-Advisor").

WHEREAS Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Advisor"), has entered into various management contracts (each a "Management Contract") with those Massachusetts and Delaware business trusts, each a registered investment company issuing one or more series of shares of beneficial interest (each a "Trust") on behalf of each of their respective Portfolios listed on Schedule A attached hereto, as the same may be amended from time to time (each a "Portfolio"), pursuant to which the Advisor is to act as investment advisor to each of the Portfolios,

WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement with the Advisor (the "Sub-Advisory Agreement") pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons (including the U.K. Sub-Adviser and Fidelity Investments Japan Limited), may provide investment advice and research services to the Advisor on behalf of the Portfolios pursuant to a number of agreements,

WHEREAS, the Sub-Advisor is willing to provide international investment advice and research services to the Advisor on behalf of each of the Portfolios listed on Schedule A, to the extent that such Portfolios may invest in international assets from time to time, and the Advisor desires that the Sub-Advisor provide such international investment advice and research services to the Advisor on behalf of such Portfolios under a Master International Research Agreement;

WHEREAS the U.K. Sub-Advisor has personnel in Western Europe and has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located outside of the United States and Canada, principally in the U.K. and Europe; and

NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the U.K. Sub-Advisor agree as follows:

1. Delegated Duties: The Sub-Advisor hereby delegates to the U.K. Sub-Advisor and the U.K. Sub-Advisor accepts responsibility for performing such investment advice and research services, particularly with respect to issuers, companies, governments and economic conditions located outside of the U.S. and Canada, principally in the U.K. and Europe, with respect to all or a portion of the investments of each Portfolio, in connection with the Sub-Advisor's duties under the Sub-Advisory Agreement, as may be requested by the Sub-Advisor. The services and the portion of the investments of each Portfolio advised by the U.K. Sub-Advisor shall be as agreed upon from time to time by the Sub-Advisor and the U.K. Sub-Advisor. The U.K. Sub-Advisor shall pay the salaries and fees of all personnel of the U.K. Sub-Advisor performing the investment advice and research services for the Portfolios.

(a) Investment Advice and Research Services: If and to the extent requested by the Sub-Advisor, the U.K. Sub-Advisor shall provide investment advice and research services to the Sub-Advisor with respect to all or a portion of the investments of each Portfolio. In connection with providing such investment advice and research services, the U.K. Sub-Advisor shall furnish to the Sub-Advisor on behalf of each Portfolio such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Subsidiaries and Affiliates: The U.K. Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the U.K Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the affected Trust(s) to the extent required pursuant to the Investment Company Act of 1940 (the "1940 Act") and rules thereunder.

2. Information to be Provided to the Trusts and the Advisor: The U.K. Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trusts, the Advisor, and the Sub-Advisor as the Trusts' Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the U.K. Sub-Advisor may deem to be desirable.

3. Compensation: For investment advisory and research services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the U.K. Sub-Advisor a sub-advisory fee (the "U.K. Sub-Advisory Fee"). The U.K. Sub-Advisory Fee shall be equal to the administrative costs incurred by the U.K. Sub-Advisor in providing investment advice and research services hereunder. The U.K. Sub-Advisory Fee may be reduced to reflect expense reimbursements, fee waivers or aggregate caps, if any, in effect from time to time upon mutual agreement of the Sub-Advisor and the U.K. Sub-Advisor. Notwithstanding the foregoing, a Portfolio that is party to a sub-advisory agreement with the Sub-Advisor and the U.K. Sub-Advisor for the provision of either discretionary or non-discretionary services ("FIIA/FIIAL U.K. Sub-Advisory Agreement") shall not be allocated any portion of the U.K. Sub-Advisory Fee payable hereunder during any period in which such FIIA/FIIAL U.K. Sub-Advisory Agreement is in effect and either discretionary or non-discretionary services are being provided thereunder. As further consideration, the Sub-Advisor shall provide the U.K. Sub-Advisor with access to any and all research produced or acquired by the Sub-Advisor.

4. Expenses: It is understood that each Portfolio will pay all of its expenses other than those expressly stated to be payable by the U.K. Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement or by the Advisor under the Management Contract with the Portfolio.

5. Interested Persons: It is understood that the Trustees, officers, and shareholders of the Trusts are or may be or become interested in the Advisor, the Sub-Advisor or the U.K. Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor, the Sub-Advisor or the U.K. Sub-Advisor are or may be or become similarly interested in the Trusts, and that the Advisor, the Sub-Advisor or the U.K. Sub-Advisor may be or become interested in the Trusts as a shareholder or otherwise.

6. Services to Other Companies or Accounts: The Services of the U.K. Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the U.K. Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the U.K. Sub-Advisor's ability to meet all of its obligations hereunder. The U.K. Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor, the Sub-Advisor or the Trusts.

7. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the U.K. Sub-Advisor, the U.K. Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trusts or to any shareholder of the Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

8. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 8, this Agreement shall continue in force until June 30, 2004 for each Portfolio designated as a Fixed-Income Portfolio on Schedule A and until July 31, 2004 for each Portfolio designated as a Equity Portfolio on Schedule A and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the affected Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the U.K. Sub-Advisor, the Sub-Advisor and the affected Trust(s) subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 8, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the affected Trust(s) who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) The Advisor may, at any time and without any prior written notice to the other parties to this Agreement and the Board of Trustees of the affected Trust(s), terminate this Agreement in respect of any or all of the Portfolios, without payment of any penalty. A Trust may at any time on sixty (60) days' prior written notice to the parties to this Agreement, terminate this Agreement in respect of such Trust or a Portfolio, without payment of any penalty, by action of the Board of Trustees of the affected Trust or by vote of a majority of the Portfolio's outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

9. Limitation of Liability: The U.K. Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trusts and agrees that any obligations of any Trust or Portfolio arising in connection with this Agreement shall be limited in all cases to the Trust or a Portfolio and its assets, and the U.K. Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust or Portfolio. Nor shall the U.K. Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee of any Trust.

10. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

Form of Schedule A

Trusts and Portfolios Covered by the Sub-Research Agreement, dated as of
July 1, 2003
between
Fidelity International Investment Advisors
and
Fidelity International Investment Advisors (U.K.) Limited

Name of Trust	\\\\\\\\\\\\\\\\\	Name of Portfolio	\\\\\\\\\\\\\\\\\	Type of Fund	\\\\\\\\\\\\\\\\\	Effective Date

[LIST OMITTED]

[SIGNATURE LINES OMITTED]

EXHIBIT 7

Form of

SUB-RESEARCH AGREEMENT
between
FIDELITY INVESTMENTS JAPAN LIMITED
and
FIDELITY INTERNATIONAL INVESTMENT ADVISORS

AGREEMENT made this 1st day of July, 2003, by and between Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, 42 Crow Lane, Pembroke, HM 19, Bermuda (hereinafter called the "Sub-Advisor"), and Fidelity Investments Japan Limited, a Japanese company with principal offices at Across Shinkawa Bldg. 8-8, Shinkawa 1-chome, Chuo-ku, Tokyo 104-0033, Japan (hereinafter called the "Japan Sub-Advisor").

WHEREAS, Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Advisor"), has entered into various management contracts (each a "Management Contract") with those Massachusetts and Delaware business trusts, each a registered investment company issuing one or more series of shares of beneficial interest (each a "Trust"), on behalf of each of their respective portfolios listed on Schedule A attached hereto, as the same may be amended from time to time (each a "Portfolio"), pursuant to which the Advisor has agreed to act as investment advisor to each of the Portfolios;

WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement with the Advisor (the "Sub-Advisory Agreement") pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons (including the Japan Sub-Adviser and Fidelity International Investment Advisors (U.K.) Limited), may provide investment advice and research services to the Advisor on behalf of the Portfolios pursuant to a number of agreements;

WHEREAS, the Sub-Advisor is willing to provide international investment advice and research services to the Advisor on behalf of each of the Portfolios listed on Schedule A, to the extent that such Portfolios may invest in international assets from time to time, and the Advisor desires that the Sub-Advisor provide such international investment advice and research services to the Advisor on behalf of the Portfolios under a Master International Research Agreement; and

WHEREAS, the Japan Sub-Advisor has personnel in Japan and has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located outside of the United States and Canada, primarily in Japan;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the Japan Sub-Advisor agree as follows:

1. Delegated Duties: The Sub-Advisor hereby delegates to the Japan Sub-Advisor and the Japan Sub-Advisor hereby accepts responsibility for performing such investment advice and research services, particularly with respect to issuers, companies, governments and economic conditions outside of the U.S. and Canada, primarily in Japan , with respect to all or a portion of the investments of each Portfolio, in connection with the Sub-Advisor's duties under the Sub-Advisory Agreement, as may be requested by the Sub-Advisor. The services and the portion of the investments of each Portfolio to be advised by the Japan Sub-Advisor shall be as agreed upon from time to time by the Sub-Advisor and the Japan Sub-Advisor. The Japan Sub-Advisor shall pay the salaries and fees of all personnel of the Japan Sub-Advisor performing the investment advice and research services for the Portfolios.

(a) Investment Advice and Research Services: If and to the extent requested by the Sub-Advisor, the Japan Sub-Advisor shall provide investment advice and research services to the Sub-Advisor with respect to all or a portion of the investments of each Portfolio. In connection with providing such investment advice and research services, the Japan Sub-Advisor shall furnish to the Sub-Advisor on behalf of each Portfolio such factual information, research reports and investment recommendations as the Sub-Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Subsidiaries and Affiliates: The Japan Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Japan Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the affected Trust(s) to the extent required pursuant to the Investment Company Act of 1940 (the "1940 Act") and rules thereunder.

2. Information to be Provided to the Trusts and the Advisor: The Japan Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trusts, the Advisor and the Sub-Advisor as the Trusts' Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the Japan Sub-Advisor may deem to be desirable.

3. Compensation: For investment advisory and research services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the Japan Sub-Advisor a sub-advisory fee (the "Japan Sub-Advisory Fee"). The Japan Sub-Advisory Fee shall be equal to the administrative costs incurred by the Japan Sub-Advisor in providing investment advice and research services hereunder. The Japan Sub-Advisory Fee may be reduced to reflect expense reimbursements, fee waivers or aggregate caps, if any, in effect from time to time upon mutual agreement of the Sub-Advisor and Japan Sub-Advisor. Notwithstanding the foregoing, a Portfolio that is party to a sub-advisory agreement with the Sub-Advisor and the Japan Sub-Advisor for the provision of either discretionary or non-discretionary services ("FIIA/FIJ Sub-Advisory Agreement") shall not be allocated any portion of the Japan Sub-Advisory Fee payable hereunder during any period in which such FIIA/FIJ Sub-Advisory Agreement is in effect and either discretionary or non-discretionary services are being provided thereunder. As other consideration, the Sub-Advisor shall provide the Japan Sub-Advisor with access to any and all research produced or acquired by the Sub-Advisor.

4. Expenses: It is understood that each Portfolio will pay all of its expenses other than those expressly stated to be payable by the Japan Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement, or by the Advisor under the Management Contract with the Portfolio.

5. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trusts are or may be or become interested in the Advisor, the Sub-Advisor or the Japan Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor, the Sub-Advisor or the Japan Sub-Advisor are or may be or become similarly interested in the Trusts, and that the Sub-Advisor, the Advisor or the Japan Sub-Advisor may be or become interested in the Trusts as a shareholder or otherwise.

6. Services to Other Companies or Accounts: The services of the Japan Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the Japan Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Japan Sub-Advisor's ability to meet all of its obligations hereunder. The Japan Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor, the Sub-Advisor or the Trusts.

7. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Japan Sub-Advisor, the Japan Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trusts or to any shareholder of the Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

8. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 8 this Agreement shall continue in force until June 30, 2004 for each Portfolio designated as a Fixed-Income Portfolio on Schedule A and until July 31, 2004 for each Portfolio designated as a Equity Portfolio on Schedule A and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the affected Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor, the Japan Sub-Advisor and the affected Trust(s) subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 8, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the affected Trust(s) who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) The Advisor may, at any time and without any prior written notice to the other parties to this Agreement and the Board of Trustees of the affected Trust(s), terminate this Agreement in respect of any or all of the Portfolios, without payment of any penalty. A Trust may at any time on sixty (60) days' prior written notice to the parties to this Agreement, terminate this Agreement in respect of such Trust or a Portfolio, without payment of any penalty, by action of the Board of Trustees of the affected Trust or by vote of a majority of the Portfolio's outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

9. Limitation of Liability: The Japan Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trusts and agrees that any obligations of any Trust or Portfolio arising in connection with this Agreement shall be limited in all cases to the Trust and Portfolio and its assets, and the Japan Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust or Portfolio. Nor shall the Japan Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee of any Trust.

10. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, all as of the date written above.

[SIGNATURE LINES OMITTED]

Form of Schedule A

Trusts and Portfolios Covered by the Sub-Research Agreement, dated as of
July 1, 2003,
between
Fidelity International Investment Advisors
and

Name of Trust	\\\\\\\\\\\\\\\\\	Name of Portfolio	\\\\\\\\\\\\\\\\\	Type of Fund	\\\\\\\\\\\\\\\\\	Effective Date

[LIST OMITTED]

[SIGNATURE LINES OMITTED]

EXHIBIT 8

Funds Advised by FMR - Table of Average Net Assets and Advisory Fees

The following table shows the average net assets and advisory fees for each growth fund as of the period indicated below. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout the fiscal period.

Fund Name	As of	Average Net Assets (millions)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR
Advisor Biotechnology: (b)(c)(d)
 Class A	7/31/03	$ 5.3	0.58%
 Class T	7/31/03	7.6	0.58
 Class B	7/31/03	11.2	0.58
 Class C	7/31/03	8.0	0.58
 Institutional Class	7/31/03	0.8	0.58
Advisor Consumer Industries: (b)(c)(d)
 Class A	7/31/03	8.0	0.58
 Class T	7/31/03	12.9	0.58
 Class B	7/31/03	14.6	0.58
 Class C	7/31/03	6.4	0.58
 Institutional Class	7/31/03	0.7	0.58
Advisor Cyclical Industries: (b)(c)(d)
 Class A	7/31/03	3.5	0.58
 Class T	7/31/03	5.4	0.58
 Class B	7/31/03	8.4	0.58
 Class C	7/31/03	4.8	0.58
 Institutional Class	7/31/03	1.6	0.58
Advisor Developing Communications: (b)(c)(d)
 Class A	7/31/03	0.6	0.58
 Class T	7/31/03	1.1	0.58
 Class B	7/31/03	1.3	0.58
 Class C	7/31/03	0.8	0.58
 Institutional Class	7/31/03	0.1	0.58
Advisor Electronics: (b)(c)(d)
 Class A	7/31/03	$ 5.1	0.58%
 Class T	7/31/03	10.8	0.58
 Class B	7/31/03	7.5	0.58
 Class C	7/31/03	9.9	0.58
 Institutional Class	7/31/03	0.5	0.58
Advisor Financial Services: (c)(d)
 Class A	7/31/03	55.0	0.58
 Class T	7/31/03	151.4	0.58
 Class B	7/31/03	185.7	0.58
 Class C	7/31/03	94.9	0.58
 Institutional Class	7/31/03	13.6	0.58
Advisor Health Care: (c)(d)
 Class A	7/31/03	101.8	0.58
 Class T	7/31/03	258.8	0.58
 Class B	7/31/03	314.2	0.58
 Class C	7/31/03	150.2	0.58
 Institutional Class	7/31/03	26.7	0.58
Advisor Natural Resources: (c)(d)
 Class A	7/31/03	22.5	0.58
 Class T	7/31/03	160.8	0.58
 Class B	7/31/03	52.4	0.58
 Class C	7/31/03	22.6	0.58
 Institutional Class	7/31/03	4.3	0.58
Advisor Technology: (c)(d)
 Class A	7/31/03	101.8	0.58
 Class T	7/31/03	304.7	0.58
 Class B	7/31/03	333.1	0.58
 Class C	7/31/03	101.8	0.58
 Institutional Class	7/31/03	9.8	0.58
Advisor Telecommunications & Utilities Growth: (c)(d)
 Class A	7/31/03	$ 21.3	0.58%
 Class T	7/31/03	54.8	0.58
 Class B	7/31/03	85.6	0.58
 Class C	7/31/03	38.0	0.58
 Institutional Class	7/31/03	2.7	0.58
Blue Chip Growth (c)(d)	7/31/03	17,438.7	0.40
Blue Chip Value (c)(d)(g)	7/31/03	12.2	0.00(a)(i)
Dividend Growth (c)(d)	7/31/03	13,754.3	0.77
Leveraged Company Stock (c)(d)	7/31/03	215.0	0.63
Low-Priced Stock (c)(d)	7/31/03	15,593.3	0.77
OTC Portfolio (c)(d)	7/31/03	6,054.7	0.86
Export and Multinational (c)(d)	8/31/03	716.0	0.58
DestinySM I (c)(d)
 Class O	9/30/03	2,988.7	0.45
 Class N	9/30/03	21.7	0.45
Destiny II: (c)(d)
 Class O	9/30/03	4,359.4	0.58
 Class N	9/30/03	103.9	0.58
Advisor Diversified International: (c)(f)(g)
 Class A	10/31/03	99.8	0.72
 Class T	10/31/03	343.7	0.72
 Class B	10/31/03	62.8	0.72
 Class C	10/31/03	76.8	0.72
 Institutional Class	10/31/03	166.1	0.72
Advisor Emerging Asia: (b)(e)(f)(g)
 Class A	10/31/03	19.4	0.73
 Class T	10/31/03	3.8	0.73
 Class B	10/31/03	3.2	0.73
 Class C	10/31/03	2.5	0.73
 Institutional Class	10/31/03	1.3	0.73
Advisor Emerging Markets: (c)(f)(g)(h)
 Class A	4/30/04	$ 0.5	0.83(j)%
 Class T	4/30/04	0.5	0.83(j)
 Class B	4/30/04	0.4	0.83(j)
 Class C	4/30/04	0.4	0.83(j)
 Institutional Class	4/30/04	0.4	0.83(j)
Advisor Europe Capital Appreciation: (b)(c)(f)(g)
 Class A	10/31/03	2.5	0.73
 Class T	10/31/03	6.9	0.73
 Class B	10/31/03	5.2	0.73
 Class C	10/31/03	2.8	0.73
 Institutional Class	10/31/03	0.6	0.73
Advisor Global Equity: (b)(c)(f)(g)
 Class A	10/31/03	3.7	0.73
 Class T	10/31/03	14.1	0.73
 Class B	10/31/03	4.1	0.73
 Class C	10/31/03	2.9	0.73
 Institutional Class	10/31/03	0.4	0.73
Advisor International Capital Appreciation: (c)(f)(g)
 Class A	10/31/03	24.8	0.72
 Class T	10/31/03	114.7	0.72
 Class B	10/31/03	39.7	0.72
 Class C	10/31/03	43.2	0.72
 Institutional Class	10/31/03	88.6	0.72
Advisor International Small Cap:
 Class A (e)(f)(g)(h)	10/31/03	1.0	0.88
 Class T (e)(f)(g)(h)	10/31/03	1.6	0.88
 Class B (e)(f)(g)(h)	10/31/03	0.4	0.88
 Class C (e)(f)(g)(h)	10/31/03	0.5	0.88
 Institutional Class (e)(f)(g)(h)	10/31/03	0.1	0.88
 Retail Class (c)(f)(g)	10/31/03	113.1	0.88
Advisor Japan: (b)(e)(f)(g)
 Class A	10/31/03	$ 4.9	0.73%
 Class T	10/31/03	7.8	0.73
 Class B	10/31/03	10.6	0.73
 Class C	10/31/03	6.5	0.73
 Institutional Class	10/31/03	3.6	0.73
Advisor Korea: (b)(e)(f)(g)
 Class A	10/31/03	11.1	0.83
 Class T	10/31/03	1.4	0.83
 Class B	10/31/03	1.1	0.83
 Class C	10/31/03	0.6	0.83
 Institutional Class	10/31/03	0.7	0.83
Advisor Latin America: (b)(c)(f)(g)
 Class A	10/31/03	0.7	0.73
 Class T	10/31/03	1.0	0.73
 Class B	10/31/03	1.1	0.73
 Class C	10/31/03	0.8	0.73
 Institutional Class	10/31/03	0.3	0.73
Advisor Overseas: (c)(f)(g)
 Class A	10/31/03	53.6	0.59
 Class T	10/31/03	921.5	0.59
 Class B	10/31/03	51.3	0.59
 Class C	10/31/03	35.7	0.59
 Institutional Class	10/31/03	60.4	0.59
Advisor Tax Managed Stock: (b)(c)(d)
 Class A	10/31/03	1.3	0.58
 Class T	10/31/03	3.1	0.58
 Class B	10/31/03	2.0	0.58
 Class C	10/31/03	2.2	0.58
 Institutional Class	10/31/03	0.3	0.58
Advisor Value: (c)(d)(h)
 Class A	4/30/04	$ 0.7	0.58(j)%
 Class T	4/30/04	0.9	0.58(j)
 Class B	4/30/04	0.9	0.58(j)
 Class C	4/30/04	0.7	0.58(j)
 Institutional Class	4/30/04	0.6	0.58(j)
Advisor Value Leaders: (b)(c)(d)(h)
 Class A	10/31/03	1.0	0.58(i)
 Class T	10/31/03	1.2	0.58(i)
 Class B	10/31/03	1.0	0.58(i)
 Class C	10/31/03	1.0	0.58(i)
 Institutional Class	10/31/03	1.0	0.58(i)
Aggressive International (c)(f)(g)	10/31/03	379.0	0.76
Canada (c)(f)	10/31/03	104.8	0.92
Capital Appreciation (c)(d)	10/31/03	2,413.0	0.65
China Region (e)(f)(g)	10/31/03	132.6	0.73
Disciplined Equity (c)(d)	10/31/03	3,122.9	0.64
Diversified International (c)(f)(g)	10/31/03	8,473.3	0.89
Emerging Markets (c)(f)(g)	10/31/03	296.1	0.73
Europe (e)(f)	10/31/03	1,018.5	0.61
Europe Capital Appreciation (c)(f)	10/31/03	381.5	0.97
Focused Stock (c)(d)	10/31/03	32.5	0.26
Global Balanced (c)(f)(g)	10/31/03	94.9	0.73
International Growth & Income (c)(f)(g)	10/31/03	970.5	0.73
Japan (e)(f)(g)	10/31/03	351.9	0.60
Japan Smaller Companies (e)(f)(g)	10/31/03	445.5	0.72
Latin America (c)(f)	10/31/03	171.4	0.73
Nordic (e)(f)	10/31/03	73.2	0.74
Overseas (c)(f)(g)	10/31/03	2,977.3	0.62
Pacific Basin (c)(g)	10/31/03	308.8	0.66
Small Cap Independence (c)(d)	10/31/03	825.1	0.68
Southeast Asia (e)(f)(g)	10/31/03	279.3	0.74
Stock Selector (c)(d)	10/31/03	$ 740.0	0.57%
Tax Managed Stock (c)(d)	10/31/03	54.2	0.58
Worldwide (c)(f)(g)	10/31/03	696.2	0.91
Advisor Aggressive Growth: (b)(c)(d)
 Class A	11/30/03	3.1	0.63
 Class T	11/30/03	10.5	0.63
 Class B	11/30/03	6.8	0.63
 Class C	11/30/03	7.1	0.63
 Institutional Class	11/30/03	0.5	0.63
Advisor Dividend Growth: (c)(d)
 Class A	11/30/03	258.4	0.58
 Class T	11/30/03	1,710.9	0.58
 Class B	11/30/03	458.7	0.58
 Class C	11/30/03	374.6	0.58
 Institutional Class	11/30/03	496.1	0.58
Advisor Dynamic Capital Appreciation: (c)(d)
 Class A	11/30/03	32.5	0.58
 Class T	11/30/03	188.7	0.58
 Class B	11/30/03	70.9	0.58
 Class C	11/30/03	49.4	0.58
 Institutional Class	11/30/03	3.0	0.58
Advisor Equity Growth: (c)(d)
 Class A	11/30/03	611.7	0.58
 Class T	11/30/03	4,696.8	0.58
 Class B (b)	11/30/03	1,081.9	0.58
 Class C	11/30/03	482.3	0.58
 Institutional Class	11/30/03	2,005.0	0.58
Advisor Equity Value: (b)(c)(d)
 Class A	11/30/03	4.5	0.58
 Class T	11/30/03	21.8	0.58
 Class B	11/30/03	11.1	0.58
 Class C	11/30/03	9.5	0.58
 Institutional Class	11/30/03	0.7	0.58
Advisor Fifty: (b)(c)(d)
 Class A	11/30/03	$ 10.2	0.58%
 Class T	11/30/03	25.4	0.58
 Class B	11/30/03	16.8	0.58
 Class C	11/30/03	10.2	0.58
 Institutional Class	11/30/03	1.0	0.58
Advisor Growth Opportunities: (c)(d)
 Class A	11/30/03	198.1	0.34
 Class T	11/30/03	4,457.1	0.34
 Class B	11/30/03	557.2	0.34
 Class C	11/30/03	128.5	0.34
 Institutional Class	11/30/03	196.3	0.34
Advisor Large Cap: (c)(d)
 Class A	11/30/03	38.2	0.58
 Class T	11/30/03	245.5	0.58
 Class B(b)	11/30/03	81.3	0.58
 Class C	11/30/03	36.3	0.58
 Institutional Class	11/30/03	105.9	0.58
Advisor Leveraged Company Stock: (b)(c)(d)
 Class A	11/30/03	14.9	0.63
 Class T	11/30/03	7.6	0.63
 Class B	11/30/03	5.7	0.63
 Class C	11/30/03	7.3	0.63
 Institutional Class	11/30/03	2.5	0.63
Advisor Mid Cap: (c)(d)
 Class A	11/30/03	554.0	0.58
 Class T	11/30/03	2,251.2	0.58
 Class B	11/30/03	633.1	0.58
 Class C	11/30/03	355.8	0.58
 Institutional Class	11/30/03	280.6	0.58
Advisor Small Cap: (c)(d)
 Class A	11/30/03	$ 150.0	0.73%
 Class T	11/30/03	663.6	0.73
 Class B	11/30/03	245.5	0.73
 Class C	11/30/03	193.0	0.73
 Institutional Class	11/30/03	79.0	0.73
Advisor Strategic Growth: (b)(c)(d)
 Class A	11/30/03	3.6	0.58
 Class T	11/30/03	8.9	0.58
 Class B	11/30/03	6.7	0.58
 Class C	11/30/03	1.9	0.58
 Institutional Class	11/30/03	0.1	0.58
Advisor Value Strategies: (c)(d)
 Class A	11/30/03	152.3	0.58
 Class T	11/30/03	776.1	0.58
 Class B	11/30/03	207.1	0.58
 Initial Class	11/30/03	16.4	0.58
 Class C	11/30/03	64.5	0.58
 Institutional Class	11/30/03	80.8	0.58
Aggressive Growth (c)(d)	11/30/03	4,519.5	0.23
Growth Company (c)(d)	11/30/03	17,861.7	0.58
Independence (c)(d)	11/30/03	4,356.5	0.41
New Millennium (c)(d)	11/30/03	2,919.0	0.60
Advisor New Insights: (c)(d)(h)
 Class A	12/31/03	18.0	0.58(i)
 Class T	12/31/03	29.5	0.58(i)
 Class B	12/31/03	12.5	0.58(i)
 Class C	12/31/03	22.6	0.58(i)
 Institutional Class	12/31/03	14.4	0.58(i)
Congress Street (e)	12/31/03	67.3	0.45
Contrafund® (c)(d)	12/31/03	30,461.3	0.79
Exchange (e)	12/31/03	215.6	0.54
Trend (c)(d)	12/31/03	778.4	0.59
VIP Growth: (e)
 Initial Class	12/31/03	$ 7,532.6	0.58%
 Service Class	12/31/03	1,190.6	0.58
 Service Class 2	12/31/03	384.0	0.58
 Service Class 2R	12/31/03	0.7	0.58
VIP Overseas: (c)(f)(g)
 Initial Class	12/31/03	1,113.5	0.73
 Initial Class R	12/31/03	24.0	0.73
 Service Class	12/31/03	195.2	0.73
 Service Class R	12/31/03	32.2	0.73
 Service Class 2	12/31/03	85.5	0.73
 Service Class 2R	12/31/03	4.7	0.73
VIP Value: (b)(c)(d)
 Initial Class	12/31/03	0.3	0.58
 Service Class	12/31/03	0.8	0.58
 Service Class 2	12/31/03	2.0	0.58
VIP II Contrafund: (c)(d)
 Initial Class	12/31/03	6,474.2	0.58
 Service Class	12/31/03	1,365.5	0.58
 Service Class 2	12/31/03	632.9	0.58
 Service Class 2R	12/31/03	0.9	0.58
VIP III Aggressive Growth: (b)(c)(d)
 Initial Class	12/31/03	0.8	0.63
 Service Class	12/31/03	0.9	0.63
 Service Class 2	12/31/03	5.1	0.63
VIP III Dynamic Capital Appreciation: (b)(c)(d)
 Initial Class	12/31/03	3.6	0.58
 Service Class	12/31/03	0.8	0.58
 Service Class 2	12/31/03	7.9	0.58
VIP III Growth Opportunities: (c)(d)
 Initial Class	12/31/03	427.9	0.58
 Service Class	12/31/03	198.3	0.58
 Service Class 2	12/31/03	48.8	0.58
VIP III Mid Cap: (c)(d)
 Initial Class	12/31/03	$ 511.9	0.58%
 Service Class	12/31/03	433.3	0.58
 Service Class 2	12/31/03	758.7	0.58
VIP Value Strategies: (b)(c)(d)
 Initial Class	12/31/03	17.7	0.58
 Service Class	12/31/03	40.1	0.58
 Service Class 2	12/31/03	97.2	0.58
VIP Consumer Industries: (c)(d)
 Initial Class	12/31/03	10.4	0.58
VIP Cyclical Industries: (c)(d)
 Initial Class	12/31/03	9.4	0.58
VIP Financial Services: (c)(d)
 Initial Class	12/31/03	35.9	0.58
VIP Growth Stock(b)
 Initial Class	12/31/03	1.6	0.58
 Service Class	12/31/03	1.6	0.58
 Service Class 2	12/31/03	2.2	0.58
VIP Health Care: (c)(d)
 Initial Class	12/31/03	50.5	0.58
VIP Natural Resources: (c)(d)
 Initial Class	12/31/03	19.0	0.58
VIP Real Estate(b)
 Initial Class	12/31/03	8.3	0.58
 Service Class	12/31/03	1.7	0.58
 Service Class 2	12/31/03	1.7	0.58
VIP Technology: (c)(d)
 Initial Class	12/31/03	87.4	0.58
VIP Telecommunications & Utilities Growth: (c)(d)
 Initial Class	12/31/03	10.8	0.58
Structured Large Cap Growth (c)(d)	1/31/04	19.0	0.19(a)
Structured Large Cap Value (c)(d)	1/31/04	19.4	0.27(a)
Structured Mid Cap Growth (c)(d)	1/31/04	33.4	0.47(a)
Structured Mid Cap Value (c)(d)	1/31/04	$ 48.7	0.47(a)%
Utilities (c)(d)	1/31/04	831.7	0.44
Select Portfolios: (c)(d)
 Air Transportation	2/28/04	41.4	0.58
 Automotive	2/28/04	24.8	0.58
 Banking	2/28/04	415.5	0.58
 Biotechnology	2/28/04	1,850.9	0.58
 Brokerage and Investment Management	2/28/04	378.6	0.58
 Business Services and Outsourcing	2/28/04	33.6	0.58
 Chemicals	2/28/04	40.5	0.58
 Computers	2/28/04	840.2	0.58
 Construction and Housing	2/28/04	75.4	0.58
 Consumer Industries	2/28/04	30.5	0.58
 Cyclical Industries	2/28/04	27.3	0.58
 Defense and Aerospace	2/28/04	275.7	0.58
 Developing Communications	2/28/04	556.9	0.58
 Electronics	2/28/04	3,306.0	0.58
 Energy	2/28/04	205.3	0.58
 Energy Service	2/28/04	404.1	0.58
 Environmental Services	2/28/04	12.0	0.52(a)
 Financial Services	2/28/04	481.3	0.58
 Food and Agriculture	2/28/04	91.2	0.58
 Gold	2/28/04	675.4	0.58
 Health Care	2/28/04	1,912.8	0.58
 Home Finance	2/28/04	379.5	0.58
 Industrial Equipment	2/28/04	37.5	0.59
 Industrial Materials	2/28/04	65.7	0.59
 Insurance	2/28/04	105.8	0.58
 Leisure	2/28/04	163.0	0.58
 Medical Delivery	2/28/04	128.1	0.58
 Medical Equipment and Systems	2/28/04	308.2	0.58
 Multimedia	2/28/04	154.8	0.58
 Natural Gas	2/28/04	183.8	0.58
 Natural Resources	2/28/04	37.7	0.58
 Networking and Infrastructure	2/28/04	$ 141.4	0.58%
 Paper and Forest Products	2/28/04	18.9	0.59
 Pharmaceuticals	2/28/04	64.4	0.59
 Retailing	2/28/04	81.9	0.58
 Software and Computer Services	2/28/04	754.5	0.58
 Technology	2/28/04	2,170.0	0.58
 Telecommunications	2/28/04	355.7	0.58
 Transportation	2/28/04	34.6	0.58
 Utilities Growth	2/28/04	197.2	0.58
 Wireless	2/28/04	118.3	0.59
Magellan® (c)(d)	3/31/04	63,983.5	0.50
Large Cap Stock (c)(d)	4/30/04	684.3	0.40
Mid Cap Stock (c)(d)	4/30/04	7,395.4	0.41
Small Cap Retirement (c)(d)	4/30/04	72.1	0.42(a)
Small Cap Stock (c)(d)	4/30/04	2,302.0	0.83
Discovery (c)(d)	6/30/04	624.3	0.56
Fidelity Fifty® (c)(d)	6/30/04	929.2	0.71

 Not all footnotes may apply.

(a) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations.

(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations. For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes.

(c) FMR has entered into a sub-advisory agreement with FMRC on behalf of the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

(d) FMR has entered into a sub-advisory agreement with each of FMR Far East and FMR U.K. on behalf of the fund. FMR Far East has in turn entered into a sub-advisory agreement with FIJ on behalf of the fund. FMR has entered into a master international research agreement with FIIA on behalf of the fund. FIIA has in turn entered into sub-research agreements with FIIA(U.K.)L and FIJ on behalf of the fund.

(e) FMR has entered into a sub-advisory agreement with FMRC on behalf of the fund. FMRC may provide investment advisory services for the fund.

(f) FMR has entered into a sub-advisory agreement with each of FMR Far East, FMR U.K. and FIIA on behalf of the fund. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L on behalf of the fund. FMR Far East has entered into a sub-advisory agreement with FIJ on behalf of the fund. FMR has entered into a master international research agreement with FIIA on behalf of the fund. FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ on behalf of the fund.

(g) FIIA has entered into a sub-advisory agreement with FIJ on behalf of the fund.

(h) Less than a complete fiscal year.

(i) Annualized

(j) Based on estimated expenses.

Funds Advised by FMR - Table of Average Net Assets and Advisory Fees

The following table shows the average net assets and advisory fees for each growth & income fund as of the period indicated below. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout the fiscal period.

Fund Name	As of	Average Net Assets (millions)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR
Balanced(c)(e)	7/31/03	$ 6,789.9	0.43%
Growth & Income(c)(e)	7/31/03	26,780.3	0.48
Puritan®(c)(e)	7/31/03	18,189.6	0.43
Asset ManagerSM(c)(e)	9/30/03	10,311.5	0.53
Asset Manager: Aggressive®(c)(e)	9/30/03	178.8	0.58
Asset Manager: Growth®(c)(e)	9/30/03	3,345.1	0.58
Asset Manager: Income®(c)(e)	9/30/03	844.4	0.43
Value(c)(d)	10/31/03	5,364.4	0.76
Advisor Asset Allocation:(b)(c)
 Class A	11/30/03	31.1	0.58
 Class T	11/30/03	45.2	0.58
 Class B	11/30/03	21.2	0.58
 Class C	11/30/03	10.4	0.58
 Institutional Class	11/30/03	3.3	0.58
Advisor Balanced:(c)(e)
 Class A	11/30/03	124.5	0.43
 Class T	11/30/03	1,315.6	0.43
 Class B	11/30/03	114.3	0.43
 Class C	11/30/03	65.7	0.43
 Institutional Class	11/30/03	45.8	0.43
Advisor Equity Income:(c)(e)
 Class A	11/30/03	495.3	0.48
 Class T	11/30/03	1,947.3	0.48
 Class B	11/30/03	470.5	0.48
 Class C	11/30/03	174.5	0.48
 Institutional Class	11/30/03	1,034.9	0.48
Advisor Growth & Income:(c)(e)
 Class A	11/30/03	$ 126.3	0.48%
 Class T	11/30/03	804.1	0.48
 Class B	11/30/03	354.5	0.48
 Class C	11/30/03	188.9	0.48
 Institutional Class	11/30/03	144.4	0.48
Convertible Securities(c)(e)	11/30/03	1,555.9	0.60
Equity-Income II(c)(e)	11/30/03	10,136.5	0.48
Strategic Dividend & Income(c)(e)(f)
 Class A	6/30/04	8.8	0.58(h)
 Class T	6/30/04	10.6	0.58(h)
 Class B	6/30/04	5.0	0.58(h)
 Class C	6/30/04	11.1	0.58(h)
 Institutional Class	6/30/04	2.3	0.58(h)
 Retail Class	6/30/04	262.3	0.58(h)
VIP Equity-Income(c)
 Initial Class	12/31/03	7,198.9	0.48
 Service Class	12/31/03	869.3	0.48
 Service Class 2	12/31/03	592.8	0.48
 Service Class 2R	12/31/03	0.9	0.48
VIP Asset Manager(c)(e)
 Initial Class	12/31/03	2,845.5	0.53
 Service Class	12/31/03	28.3	0.53
 Service Class 2	12/31/03	18.6	0.53
VIP Asset Manager: Growth(c)(e)
 Initial Class	12/31/03	301.4	0.58
 Service Class	12/31/03	6.3	0.58
 Service Class 2	12/31/03	5.2	0.58
VIP Balanced(c)(e)
 Initial Class	12/31/03	260.1	0.43
 Service Class	12/31/03	20.8	0.43
 Service Class 2	12/31/03	23.5	0.43
VIP Growth & Income(c)(e)
 Initial Class	12/31/03	$ 704.0	0.48%
 Service Class	12/31/03	295.6	0.48
 Service Class 2	12/31/03	223.7	0.48
Equity-Income(c)(e)	1/31/04	20,036.6	0.48
Fidelity Fund(c)(e)	6/30/04	10,075.9	0.37
Growth & Income II(c)(e)	6/30/04	221.8	0.48

 Not all footnotes may apply.

(a) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations.

(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations. For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes.

(c) FMR has entered into a sub-advisory agreement with FMRC on behalf of the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

(d) FMR has entered into sub-advisory agreements with FMR Far East and FMR U.K. on behalf of the fund. FMR Far East has entered into a sub-advisory agreement with FIJ on behalf of the fund. FMR has entered into a master international research agreement with FIIA on behalf of the fund. FIIA has in turn entered into sub-research agreements with FIIA(U.K.)L and FIJ on behalf of the fund.

(e) FMR has entered in sub-advisory agreements with FIMM, FMR Far East, and FMR U.K. on behalf of the fund. FMR Far East has entered into a sub-advisory agreement with FIJ on behalf of the fund. FMR has entered into a master international research agreement with FIIA on behalf of the fund. FIIA has in turn entered into sub-research agreements with FIIA(U.K.)L and FIJ on behalf of the fund.

(f) Less than a complete fiscal year.

(g) Annualized

(h) Based on estimated expenses.

Fidelity and Magellan are registered trademarks of FMR Corp.

The term "VIP" as used in this document refers to Fidelity Variable Insurance Products.

VIP-pxs-0904	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	CUSIP # 922174305/FUND # 150
1.750687.101		CUSIP # 922174602/FUND # 471
CUSIP # 922174859/FUND # 356
CUSIP # 922174735/FUND # 1047
CUSIP # 922174404/FUND # 151
CUSIP # 922174701/FUND # 472
CUSIP # 922174867/FUND # 357
CUSIP # 922174776/FUND # 1045
CUSIP # 922174206/FUND # 152
CUSIP # 922174727/FUND # 1336
CUSIP # 922174800/FUND # 492
CUSIP # 922174842/FUND # 358
CUSIP # 922174693/FUND # 1338
CUSIP # 922174719/FUND # 1337
CUSIP # 922174107/FUND # 153
CUSIP # 922174826/FUND # 713
CUSIP # 922174834/FUND # 359
CUSIP # 922174503/FUND # 154
CUSIP # 922174768/FUND # 1048
CUSIP # 922174883/FUND # 495
CUSIP # 922174875/FUND # 362
CUSIP # 922174743/FUND # 1051
CUSIP # 922174750/FUND # 1049
CUSIP # 922174818/FUND # 898
CUSIP # 922174792/FUND # 900
CUSIP # 922174784/FUND # 904

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Variable Insurance Products Fund: Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, Money Market Portfolio, Overseas Portfolio, and Value Portfolio

Dear Contract Holder:

I am writing to let you know that a special meeting of shareholders of the Fidelity funds mentioned above will be held on November 17, 2004. The purpose of the meeting is to vote on several important proposals that affect the funds and your investment in them. As a contract holder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the materials to use when voting by mail.

Please read the enclosed materials and cast your vote on the proxy card(s) or voting instruction form(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting the interests of shareholders. The Trustees believe these proposals are in the best interests of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) or voting instruction form(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at 1-800-544-5429. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1. To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.

2. To elect a Board of Trustees.

3. To approve a new sub-advisory agreement among Fidelity Management & Research Company (FMR), Fidelity Management & Research (U.K.) Inc. (FMR U.K.), and Variable Insurance Products Fund on behalf of Equity-Income Portfolio and Growth Portfolio.

4. To approve a new sub-advisory agreement among FMR, Fidelity Management & Research (Far East) Inc. (FMR Far East), and Variable Insurance Products Fund on behalf of Equity-Income Portfolio and Growth Portfolio.

5. To approve a new amended and restated sub-advisory agreement between FMR Far East and Fidelity Investments Japan Limited (FIJ) for Equity-Income Portfolio and Growth Portfolio.

6. To approve a new master international research agreement between FMR and Fidelity International Investment Advisors (FIIA) on behalf of Equity-Income Portfolio and Growth Portfolio.

7. To approve a new sub-research agreement between FIIA and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L) on behalf of Equity-Income Portfolio and Growth Portfolio.

8. To approve a new sub-research agreement between FIIA and FIJ on behalf of Equity-Income Portfolio and Growth Portfolio.

9. To amend Equity-Income Portfolio's, Growth Portfolio's, High Income Portfolio's, and Overseas Portfolio's fundamental investment limitation concerning borrowing.

10. To amend Equity-Income Portfolio's, Growth Portfolio's, High Income Portfolio's, Money Market Portfolio's and Overseas Portfolio's fundamental investment limitation concerning lending.

1. To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.

Why are you making this change?

The Investment Company Act of 1940 (1940 Act) prohibits or limits certain transactions between affiliated funds (affiliated funds are defined as funds in a fund complex that are usually under common control of an investment adviser or other person when the adviser or other person exercise a controlling influence over the management or policies of the funds). On July 26, 2002, the SEC amended Rule 17a-8 under the 1940 Act to permit mergers of affiliated funds without shareholder approval in certain cases, while still requiring shareholder approval in other cases. For example, Rule 17a-8 now permits affiliated funds to merge without shareholder approval if the advisory contracts and fundamental policies of the funds are not materially different (fundamental policies are those that can only be changed by shareholder vote). In all cases, the Board of Trustees must first consider that the action is in the best interests of the fund and its shareholders, and that the action will not dilute the shareholders' interests.

As of the record date for this meeting, the Trustees have no current plans to merge existing funds without shareholder vote. If shareholders approve the proposed change to the Declaration of Trust, the Board of Trustees may approve such a merger transaction in the future, but again, only if they find that the transaction is in the best interests of the fund and its shareholders and that the transaction will not dilute the shareholders' interests.

How will this change benefit me as a contract holder?

The amendment will give the Trustees increased flexibility, which may allow them to react more quickly to changes in competitive and regulatory conditions. This may allow the funds to operate in a more efficient and economical manner since each time a fund requires a shareholder vote, it is an expense to the fund and ultimately to shareholders.

Under what circumstances would the Board of Trustees need to get shareholder approval?

The Board of Trustees would still need to get shareholder approval if the merger, consolidation or asset sale was not permitted by the 1940 Act and Massachusetts law. For example, Rule 17a-8 still requires shareholder approval of a merger of affiliated funds if they have materially different advisory contracts or fundamental policies. It also requires shareholder approval if, post-merger, the shareholder-elected disinterested trustees of the acquired fund would not comprise a majority of the disinterested trustees of the surviving fund.

2. To elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 14 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are four "interested" trustees and ten "non-interested" trustees. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Non-interested Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each non-interested Trustee receives a fee for his or her service on the Board. Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. You can find the compensation table, which details these fees, in the proxy statement.

Where is the compensation deferred to?

Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by non-interested Trustees under the Plan will directly be linked to the performance of the Reference Funds. This aligns the interest of the Trustees with the interests of the shareholders at-large.

3. Overview of Proposals 3 through 8.

Proposals 3 through 8 present new foreign sub-advisory agreements (Proposed Agreements) for Equity-Income Portfolio and Growth Portfolio. If the Proposed Agreements are approved, these funds will have the same foreign sub-advisory arrangements that have become standard for other Fidelity equity funds.

FMR, the funds' investment advisor, has a number of affiliates that provide sub-advisory services to the mutual funds. These affiliate' offices are geographically dispersed around the world. FMR's affiliated foreign sub-advisors include Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Limited (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L).

Why are you requesting these new Proposed Agreements?

FMR believes it is desirable to enter into the Proposed Agreements with these affiliated foreign sub-advisers with respect to the Funds. Using affiliated foreign sub-advisers provides FMR increased flexibility in the assignment of portfolio managers and gives the Fidelity funds access to managers located abroad who may have more specialized expertise with respect to local companies and markets.

In addition, FMR believes funds and shareholders may benefit from the ability of FMR, through foreign sub-advisers, to execute portfolio transactions from points abroad that are physically closer to foreign issuers and the primary markets in which their securities are traded. FMR believes that through these arrangements with its affiliated foreign sub-advisers, funds may participate more readily in fully trading sessions on foreign exchanges, and may be positioned to react more quickly to changing foreign market conditions.

You are only asking for these Proposed Agreements on two funds, do other funds have these foreign sub-advisory agreements?

Yes. Since 1997, standard foreign sub-advisory arrangements with FMR U.K. and FMR Far East have been adopted by Fidelity equity funds. New Fidelity equity funds since 1997 have adopted these foreign sub-advisory arrangements prior to commencement, and equity funds in existence before 1997 have asked shareholders to approve the new arrangements. Since Equity-Income Portfolio and Growth Portfolio commenced operations before 1997 (in 1986) the funds need shareholder approval in order to adopt these standard agreements with FMR U.K. and FMR Far East.

In 2001, all Fidelity equity funds that had existing sub-advisory arrangements with FMR Far East were made parties to a new sub-advisory agreement between FMR Far East and FIJ. In 2003, all Fidelity equity funds that had existing foreign sub-advisory arrangements with FMR Far East and FMR U.K. were made parties to sub-advisory agreements between FMR and FIIA, FIIA and FIIA(U.K.)L, and FIIA and FIJ.

Unlike the agreements with FMR U.K. and FMR Far East, the sub-advisory arrangements entered into on behalf of Fidelity's equity funds in 2001 and 2003 did not require shareholder approval for funds that had previously existing foreign sub-advisory arrangements. Instead, consistent with SEC staff positions that shareholder approval is not required for certain sub-adviser restructurings when there is no increase in fund fees or change in the identity of the individuals providing sub-advisory services, these funds appointed FIJ, FIIA, and FIIA(U.K.)L as sub-advisers without shareholder approval. Equity Income and Growth Portfolios, the only two publicly offered Fidelity equity funds without foreign sub-advisory arrangements in place at the time, were unable to appoint FIJ, FIIA, and FIIA(U.K.)L.

Will the Proposed Agreements result in additional fees?

No. It is important to note that while you are being asked to approve new agreements, the Proposed Agreements will not result in increased fund fees. To the extent that FMR granted investment management authority to any of the foreign entities stated (FMR U.K., FMR Far East, FIJ, FIIA, FIIA(U.K.)L), FMR, not the fund, would pay for any fees in connection with the Proposed Agreements.

9. To amend Equity-Income Portfolio's, Growth Portfolio's, High Income Portfolio's, and Overseas Portfolio's fundamental investment limitation concerning borrowing.

Why are you amending the fundamental investment limitation concerning borrowing?

The primary purpose of the proposal is to revise the Portfolios' fundamental borrowing limitation to conform to a limitation that is expected to become standard for all funds managed by FMR or its affiliates. The portfolios will not be able to borrow money for temporary or emergency purposes in excess of 33 1/3% of its assets. Adoption of the proposed fundamental limitation concerning borrowing is not expected to affect the way in which the portfolios are managed.

10. To amend Equity-Income Portfolio's, Growth Portfolio's, High Income Portfolio's, Money Market Portfolio's and Overseas Portfolio's fundamental investment limitation concerning lending.

Why are you amending the fundamental investment limitation concerning lending?

The 1940 Act requires that mutual funds adopt a policy regarding making loans to other parties and further requires that the policy be fundamental (changeable only by shareholder vote). The extent to which a mutual fund reserves the right to lend must be disclosed in its prospectus and/or statement of additional information.

Each fund's investment limitation explicitly does not apply to, among other things, the purchase of debt securities. While the term "debt securities" is commonly understood to include corporate bonds, government securities, and mortgage and other asset-backed securities, we believe that the term also includes loans and loan participations. The amendment clarifies that along with investments in other types of debt securities, investments in loans, loan participations and other forms of debt instruments also are excluded from this limitation.

How will this change affect the funds?

Adoption of these proposals is not expected to affect the way in which each fund is managed.

Has the funds' Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

How many votes is a shareholder entitled to cast?

A shareholder is entitled to one vote for each dollar of net asset value owned of each of the funds on the record date. The record date is September 20, 2004.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) or voting instruction form(s) and mailing it in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-5429.

How do I sign the proxy card or voting instruction form?

Individual Accounts: You should sign exactly as your name(s) appears on the account registration shown on the card or form.

Joint Accounts: Either party may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

Form of Proxy Card:Equity-Income Portfolio and Growth Portfolio

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Mail.
[Control # Prints Here]	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and William Stavropoulos, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Variable Insurance Products Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on November 17, 2004 at 10:15 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. .
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	VARIABLE INSURANCE PRODUCTS FUND-SP

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
				FOR	AGAINST	ABSTAIN
1.	To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.			(_)	(_)	(_)
2.	To elect the nominees specified below as Trustees:
	(01) J. Michael Cook (02) Ralph F. Cox (03) Laura B. Cronin (04) Robert M. Gates (05) George H. Heilmeier	(06) Abigail P. Johnson (07) Edward C. Johnson 3d (08) Donald J. Kirk (09) Marie L. Knowles (10) Ned C. Lautenbach	(11) Marvin L. Mann (12) William O. McCoy (13) Robert L. Reynolds (14) William S. Stavropoulos (15) Dennis J. Dirks (effective 01/01/05) (16) Cornelia M. Small (effective 01/01/05)	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
				FOR	AGAINST	ABSTAIN
3.	To approve a new sub-advisory agreement among FMR, FMR U.K., and Variable Insurance Products Fund on behalf of the fund.			(_)	(_)	(_)
4.	To approve a new sub-advisory agreement among FMR, FMR Far East, and Variable Insurance Products Fund on behalf of the fund.			(_)	(_)	(_)
5.	To approve a new amended and restated sub-advisory agreement between FMR Far East and FIJ for the fund.			(_)	(_)	(_)
6.	To approve a new master international research agreement between FMR and FIIA on behalf of the fund.			(_)	(_)	(_)
7.	To approve a new sub-research agreement between FIIA and FIIA(U.K.)L on behalf of the fund.			(_)	(_)	(_)
8.	To approve a new sub-research agreement between FIIA and FIJ on behalf of the fund.			(_)	(_)	(_)
9.	To amend the fund's fundamental investment limitation concerning borrowing.			(_)	(_)	(_)
10.	To amend the fund's fundamental investment limitation concerning lending.			(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	.VIPVIP-PXC-0904-SP	(down arrow)

Form of Proxy Card:High Income Portfolio and Overseas Portfolio

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Mail.
[Control # Prints Here]	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and William Stavropoulos, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Variable Insurance Products Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on November 17, 2004 at 10:15 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. .
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	VARIABLE INSURANCE PRODUCTS FUND-SP

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
				FOR	AGAINST	ABSTAIN
1.	To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.			(_)	(_)	(_)
2.	To elect the nominees specified below as Trustees:
	(01) J. Michael Cook (02) Ralph F. Cox (03) Laura B. Cronin (04) Robert M. Gates (05) George H. Heilmeier	(06) Abigail P. Johnson (07) Edward C. Johnson 3d (08) Donald J. Kirk (09) Marie L. Knowles (10) Ned C. Lautenbach	(11) Marvin L. Mann (12) William O. McCoy (13) Robert L. Reynolds (14) William S. Stavropoulos (15) Dennis J. Dirks (effective 01/01/05) (16) Cornelia M. Small (effective 01/01/05)	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
				FOR	AGAINST	ABSTAIN
9.	To amend the fund's fundamental investment limitation concerning borrowing.			(_)	(_)	(_)
10.	To amend the fund's fundamental investment limitation concerning lending.			(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	.VIPVIP-PXC-0904-SP	(down arrow)

Form of Proxy Card:Money Market Portfolio

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Mail.
[Control # Prints Here]	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and William Stavropoulos, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Variable Insurance Products Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on November 17, 2004 at 10:15 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. .
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	VARIABLE INSURANCE PRODUCTS FUND-SP

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
				FOR	AGAINST	ABSTAIN
1.	To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.			(_)	(_)	(_)
2.	To elect the nominees specified below as Trustees:
	(01) J. Michael Cook (02) Ralph F. Cox (03) Laura B. Cronin (04) Robert M. Gates (05) George H. Heilmeier	(06) Abigail P. Johnson (07) Edward C. Johnson 3d (08) Donald J. Kirk (09) Marie L. Knowles (10) Ned C. Lautenbach	(11) Marvin L. Mann (12) William O. McCoy (13) Robert L. Reynolds (14) William S. Stavropoulos (15) Dennis J. Dirks (effective 01/01/05) (16) Cornelia M. Small (effective 01/01/05)	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
				FOR	AGAINST	ABSTAIN
10.	To amend the fund's fundamental investment limitation concerning lending.			(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	.VIPVIP-PXC-0904-SP	(down arrow)

Form of Proxy Card:Value Portfolio

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Mail.
[Control # Prints Here]	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and William Stavropoulos, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Variable Insurance Products Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on November 17, 2004 at 10:15 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. .
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	VARIABLE INSURANCE PRODUCTS FUND-SP

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
				FOR	AGAINST	ABSTAIN
1.	To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.			(_)	(_)	(_)
2.	To elect the nominees specified below as Trustees:
	(01) J. Michael Cook (02) Ralph F. Cox (03) Laura B. Cronin (04) Robert M. Gates (05) George H. Heilmeier	(06) Abigail P. Johnson (07) Edward C. Johnson 3d (08) Donald J. Kirk (09) Marie L. Knowles (10) Ned C. Lautenbach	(11) Marvin L. Mann (12) William O. McCoy (13) Robert L. Reynolds (14) William S. Stavropoulos (15) Dennis J. Dirks (effective 01/01/05) (16) Cornelia M. Small (effective 01/01/05)	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
				FOR	AGAINST	ABSTAIN
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	.VIPVIP-PXC-0904-SP	(down arrow)